File Nos. and 33-3149 and 811-4581

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.
Post-Effective Amendment No. 37

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 39

(Check appropriate box or boxes)

CORNERCAP GROUP OF FUNDS

The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, Georgia 30309

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (404) 870-0700

Thomas E. Quinn, The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, Georgia 30309

(Name and Address of Agent for Service)

With copy to:

Jeffrey Skinner, Esq., Kilpatrick Stockton LLP,

1001 West Fourth Street

Winston-Salem, NC 27101-2400

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on July 29, 2009 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS July 29, 2009

CORNERCAP BALANCED FUND (CBLFX)

CORNERCAP SMALL-CAP VALUE FUND (CJCVX)

CORNERCAP CONTRARIAN FUND (CMCRX)

The CornerCap Group of Funds currently offers three separate series representing separate portfolios of investments:  the CornerCap Balanced Fund, the CornerCap Small-Cap Value Fund, and the CornerCap Contrarian Fund (each a “Fund” and collectively, the “Funds”).

These securities have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”) or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Investment Objectives and Strategy	1
Principal Risks of Investing	3
Historical Performance of the Funds	6
Summary of Fund Expenses	10
The Fund in Detail: Objectives, Strategies, Related Risks and Portfolio Holdings	12
Management	16
Valuation of Shares
Purchasing Shares	17
Exchange Privilege	19
Redeeming Shares	20
Additional Information About Purchases, Sales and Exchanges	22
Dividend and Tax Information	25
Financial Highlights	26
Additional Information	29

PROSPECTUS SUMMARY

WHAT DO LARGE-, MID- and SMALL-CAP MEAN?

The capitalization (“cap”) of a company refers to the total market value of its outstanding securities.  You can calculate a company’s cap by multiplying the number of its outstanding shares by the current share price.  The largest publicly traded stocks generally have a market cap of over $250 billion while the smallest publicly traded stocks may have a market cap of under $50 million.  The Funds define large-, mid- and small-cap as follows:

Large-cap:  A large-cap stock has a market capitalization of at least $5 billion.

Mid-cap:  A mid-cap stock has a market capitalization of at least $2 billion, but no more than $5 billion.

Small-cap:  A small-cap stock has a market capitalization under $2 billion.

INVESTMENT OBJECTIVES AND STRATEGY

OBJECTIVE AND PRINCIPAL STRATEGY OF THE BALANCED FUND

The Balanced Fund’s investment objective is to obtain long-term capital appreciation and current income.  To meet its investment objective, the Balanced Fund typically invests between 50% and 80% of its assets in equity securities.  While the Balanced Fund focuses on equity and fixed income securities of U.S. companies, the Balanced Fund may also invest in foreign companies.  Although the Fund may invest in companies of any size, the Fund invests primarily in the common stock of large-cap and mid-cap companies that the Fund’s investment adviser, CornerCap Investment Counsel, Inc. (“Adviser”), believes are attractively valued relative to their growth potential.

The Fund’s Adviser selects these securities from among approximately 1,500 issuers ranked according to several fundamental factors using the Adviser’s proprietary model.  Three of the most important factors in the Adviser’s model are the following:

•              relative price/earnings ratio

•              earnings growth rates

•              cash flow measurements

Although the exact percentage varies in accordance with economic and market conditions, the Fund balances its equity investments by typically investing between 20% and 50% in fixed income securities consisting of obligations of the United States government and corporate securities including bonds and notes that are at least investment grade.  The Fund may invest in fixed income securities of any maturity.  In addition, the Balanced Fund may hold cash and cash equivalents.

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OBJECTIVE AND PRINCIPAL STRATEGY OF THE SMALL-CAP VALUE FUND

The Small-Cap Value Fund’s investment objective is to obtain long-term capital appreciation.  A secondary objective is to generate income from dividends or interest on securities.  The Small-Cap Value Fund normally invests more than 80% of its assets (determined at the time of investment based on net assets, including borrowings for investment, if any) in small-cap equity securities, and it is expected that under normal circumstances the Small-Cap Value Fund will be over 90% invested in equity securities consisting of common stocks and preferred stocks that the Adviser believes are attractively valued relative to their growth potential.

The Adviser selects these securities from among approximately 1,500 issuers ranked according to several fundamental factors using the Adviser’s proprietary model.  Three of the most important factors in the Adviser’s model are the following:

•              relative price/earnings ratio

•              earnings growth rates

•              cash flow measurements

OBJECTIVE AND PRINCIPAL STRATEGY OF THE CONTRARIAN FUND

The Contrarian Fund’s investment objective is to obtain long-term capital appreciation.  To meet its investment objective, the Contrarian Fund typically invests 80% or more of its assets in equity securities.  The Contrarian Fund uses a multi-cap strategy and may invest in companies of any size.  The Contrarian Fund may also invest its assets in securities of foreign companies, including, but not limited to, foreign companies that are traded as American Depositary Receipts (ADRs) on a U.S. exchange.  To the extent the Contrarian Fund invests in ADRs, it may invest in sponsored or unsponsored ADRs.

The Adviser selects these securities from among issues ranked according to several fundamental factors using the Adviser’s proprietary model.  Three of the most important factors in the Adviser’s model are the following:

•              relative price/earnings ratio

•              earnings growth rates

•              cash flow measurements

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SUMMARY:  PRINCIPAL RISKS OF THE FUNDS

Like any investment, an investment in any of the Funds may lose money.  Individual companies and sectors of the economy present their own set of unique risks, which may cause the Funds to under perform the overall stock or bond markets.  Because of the risks associated with investments in securities, the Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term stock market movements.

Accordingly, you should understand the principal risks of investing in the Funds, some of which are set forth in the following pages.

An investment in any of the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PRINCIPAL RISKS OF INVESTING IN ALL OF THE FUNDS

MARKET RISK:  Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions.  Regardless of any one company’s particular prospects, a declining stock market may produce a decline in stock prices for all companies.  Stock market declines may continue for an indefinite period of time, and investors should understand that, from time to time, during temporary or extended bear markets, the value of the Funds may decline.

EQUITY SECURITY RISK:  The prices of equity securities will fluctuate — sometimes dramatically — over time and a Fund could lose a substantial part, or even all, of its investment in a particular issue.  The term equity securities includes common and preferred stock.  Price fluctuations may reflect changes in the issuing company’s financial condition, overall market conditions (including changes in interest rates) or even perceptions in the marketplace about the issuing company or economic trends.  Additionally, common stock is the last class of security to be paid in the event of bankruptcy.

BUSINESS AND COMPANY RISK:  Often, a particular industry, or certain companies within that industry, may be affected by circumstances that have little to no impact on other industries or other companies within that industry.  For example, many industries and companies rely heavily on one type of technology.  If this technology becomes outdated, or ceases to be cost effective, industries and companies that rely on the technology may become unprofitable while companies outside the industry may not be affected at all.

MANAGEMENT RISK:  The specific securities selected by the Fund’s Adviser may perform poorly and may cause the Funds to under perform other mutual funds with similar investment objectives.

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SMALL- AND MID-CAP COMPANY RISK:  Stocks of smaller companies may have more risks than larger companies.  In general, smaller companies have less experienced management teams, serve smaller markets, and find it more difficult than larger companies to obtain financing for growth or potential development.  Further, there is typically a smaller market for the securities of a mid-cap or small-cap company than for the securities of a large company.  Due to these and other factors, small-cap and mid-cap securities may be more susceptible to market downturns, and their stock prices may be more volatile.

REGULATORY RISK:  The regulation or deregulation of particular industries may materially impact the value of companies within the affected industry.  When an industry is regulated or deregulated, some companies will make a successful transition into and prosper under, deregulation, and other companies will mismanage the process and do poorly.

FOREIGN SECURITIES RISK:  The Funds may invest in securities of foreign issuers, including, but not limited to, investing through ADRs.  Investments in foreign securities involve risks that may be different from those of U.S. securities.  Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States.  Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability or nationalization of companies or industries.  In addition, the dividend and interest payable on certain foreign securities may be subject to foreign withholding taxes.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities and may be issued as sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

CURRENCY RISK:  Foreign securities also involve currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

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ADDITIONAL PRINCIAPAL RISKS OF AN INVESTMENT IN THE BALANCED FUND

BOND INTEREST RATE RISK:  Bond prices will rise when interest rates fall and will decline when interest rates rise.  These fluctuations in bond prices will be more marked with respect to long-term bonds than with respect to short-term bonds.  In addition, the prices of lower coupon bonds are generally more volatile than higher coupon bonds of the same approximate maturity and credit quality.  The level of risk is also dependent on the credit quality of the individual bonds.  A complete discussion of the various credit ratings of bonds is available in the Funds’ Statement of Additional Information.

CREDIT RISK:  Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest payments on their bonds when due.  Additionally, bond issuers may be unable to repay the principal upon maturity of their bonds.  These sorts of “credit risks,” reflected in the credit ratings assigned to bond issues by companies like Moody’s or Standard & Poor’s, may cause the price of an issuer’s bond to decline and may affect liquidity for the bond.  Normally, bonds with lower credit ratings will have higher yields than bonds with investment grade ratings, reflecting the relatively greater risk borne by an investor owning bonds with lower credit ratings.

ADDITIONAL PRINCIPAL RISK OF AN INVESTMENT IN THE CONTRARIAN FUND

RISKS OF INVESTING IN UNDERVALUED STOCKS:  The Contrarian Fund invests primarily in equity securities that the Adviser believes are undervalued or temporarily out of favor.  If these equity securities are not undervalued, or if they continue to be out of favor in the marketplace, then the Fund will suffer losses.  These investments may be volatile and highly speculative.  Investors should be able to bear the potential of incurring substantial losses.

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HISTORICAL PERFORMANCE OF THE FUNDS

The following bar charts and tables provide an indication of the risks of investing in the Funds by showing changes in each Fund’s performance from year to year and by showing how each Fund’s average annual returns for 1, 5 and 10 years compared to those of a broad-based securities market index.  Of course, past performance (before and after taxes) does not necessarily indicate how each Fund will perform in the future.

BALANCED FUND

Year-by-year total return as of 12/31 each year (%)

Year to Date Total Return as of June 30, 2009:  7.29%

Best Quarter:  2nd Quarter 2003         12.28%

Worst Quarter:  4th Quarter 2008     (14.18)%

Average annual total return as of 12/31/08(a)

	1 Year	5 Years	10 Years	Since Inception(b)
Return Before Taxes	(26.48)%	(0.43)%	1.60%	3.10%
Return After Taxes on Distributions	(26.94)%	(1.27)%	0.67%	0.81%
Return After Taxes on Distributions and Sale of Fund Shares	(16.60)%	(0.48)%	1.00%	1.74%
S&P 500 Index(c)	(37.00)%	(2.19)%	(1.38)%	2.24%
Russell 1000 Value Index (d)	(36.85)%	(0.79)%	1.36%	4.06%
Combined 60% Stocks/ 40% Bonds Index(e)	(24.16)%	0.01%	1.33%	3.81%

(a)          After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(b)         The Balanced Fund began operations on May 24, 1997.

(c)          The S&P 500 Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.  It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.  This Index does not reflect sales charges, commissions, expenses or taxes.

(d)         The Russell 1000 Value Index measures the performance of those companies out of the 1,000 largest U.S. companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.  This Index is unmanaged and includes reinvested dividends and/or distributions but does not reflect sales charges, commissions, expenses or taxes.

(e)          The Balanced Fund has elected to balance the comparative index, 60% the S&P 500 Index and 40% the Lehman Brothers Government/Corporate Bond Index.  The S&P 500 Index is described above.  The Lehman Brothers Government/Corporate Bond Index measures the general performance of fixed-income securities by tracking publicly issued U.S. Treasury and debt obligations (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt

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securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies.  This Index is unmanaged and includes reinvested dividends and/or distributions but does not reflect sales charges, commissions, expenses or taxes.

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SMALL-CAP VALUE FUND

Year-by-year total return as of 12/31 each year (%)

Year to Date Total Return as of June 30, 2009:  16.46%

Best Quarter:  2nd Quarter 1999                23.43%

Worst Quarter:   4th Quarter 2008          (31.98)%

Average Annual Total Return as of 12/31/08(a)

	1 Year	5 Years	10 Years	Since Inception(b)
Return Before Taxes	(37.82)%	(5.61)%	2.68%	6.25%
Return After Taxes on Distributions	(38.16)%	(6.99)%	1.37%	5.08%
Return After Taxes on Distributions and Sale of Fund Shares	(24.17)%	(4.31)%	2.31%	5.56%
Russell 2000 Value Index(c)	(28.92)%	0.27%	6.11%	9.98%

(a)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(b)The Small-Cap Value Fund began operations on September 30, 1992.

(c)The Russell 2000 Value Index measures the 2,000 smallest of the 3,000 largest U.S. companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.   This Index is unmanaged and includes reinvested dividends and/or distributions but does not reflect sales charges.

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CONTRARIAN FUND

Year-by-year total return as of 12/31 each year (%)

Year to Date Total Return as of June 30, 2009:  12.90%

Best Quarter:   2nd Quarter 2003                21.47%

Worst Quarter:   3rd Quarter 2002            (28.78)%

Average annual total return as of 12/31/08(a)

	1 Year	5 Years	Since Inception(b)
Return Before Taxes	(42.31)%	(2.85)%	(5.69)%
Return After Taxes on Distributions	(42.31)%	(3.26)%	(6.28)%
Return After Taxes on Distributions and Sale of Fund Shares	(27.50)%	(2.21)%	(4.58)%
Russell 3000 Index(c)	(37.31)%	(1.95)%	(3.06)%
Russell 3000 Value Index (d)	(36.25)%	(0.72)%	1.51%

(a)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(b)The Contrarian Fund began operations on July 27, 2000.  Prior to October 11, 2004, the Contrarian Fund was known as the CornerCap Micro-Cap Fund; and prior to September 17, 2002, it was known as the CornerCap Emerging Growth Fund.  As of December 11, 2004, the Contrarian Fund’s strategy was changed to multi-cap contrarian.

(c)The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.  This Index is unmanaged and includes reinvested dividends and/or distributions but does not reflect sales charges, commissions, expenses or taxes.

(d)The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.  This Index in unmanaged and includes reinvested dividends and/or distributions but does not reflect sales charges, commissions, expenses or taxes.

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SUMMARY OF FUND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES

Shareholder Fees are paid directly from your investment.

The Funds do not charge any sales charges or sales loads.  If you buy or sell shares indirectly through a financial intermediary instead of directly from the Funds, you may be charged a fee by the financial intermediary.

Balanced Fund’s Redemption Fee	1.00%
Small-Cap Value Fund’s Redemption Fee	1.00%
Contrarian Fund’s Redemption Fee	1.00%

Subject to certain exceptions, which are described more fully under “REDEEMING SHARES — Redemption Fee,” each Fund charges a 1.00% redemption fee (calculated as a percentage of the amount redeemed) that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares of the applicable Fund.

ANNUAL FUND OPERATING EXPENSES

Annual Fund Operating Expenses are expenses that are deducted from each Fund’s assets.

	BALANCED FUND	SMALL-CAP VALUE FUND	CONTRARIAN FUND

Management Fee	1.00%	1.00%	1.00%

Distribution (12b-1) Fee	None	None	None

Acquired Fund Fees and Expenses(a)	0.01%	0.01%	0.00	%(b)

Other Expenses	0.30%	0.50%	0.50%

Total Annual Fund Operating Expenses	1.31%	1.51%	1.50%

Note:  The annual operating expenses listed above are expressed as a percentage of average daily net assets.

(a)Each Fund bears a pro rata share of the fees and expenses of the other funds in which each Fund invests (Acquired Funds).  The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights of this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

(b)Less than 0.01%.

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EXAMPLE OF FUND EXPENSES

What this Example will show you:  The Example is intended to help you compare the costs of investing in the Funds with the costs of investing in other mutual funds.

Note:  The rate of return used in the Example is hypothetical and should not be considered a representation of any Fund’s past or future performance.

The Example below assumes that you invest $10,000 in one of the Funds for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, and that the Funds’ operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year(a)	3 Years	5 Years	10 Years
Balanced Fund	$133	$415	$718	$1,577
Small-Cap Value Fund	$154	$477	$823	$1,799
Contrarian Fund	$153	$474	$818	$1,788

(a)Calculations for redemptions at the end of 1 year assume that you owned your shares for greater than 60 days to avoid a redemption fee.

The actual expenses associated with the Funds may be greater or less than those shown.

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THE FUNDS IN DETAIL:  OBJECTIVES, STRATEGIES RELATED RISKS, AND PORTFOLIO HOLDINGS

An investment in any one of the Funds cannot be considered a complete investment program.  An investor’s needs will depend largely on his or her financial resources and individual investment goals and objectives.  Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Funds to be an appropriate investment vehicle.

BALANCED FUND

INVESTMENT OBJECTIVE:  The Balanced Fund’s investment objective is to obtain long-term capital appreciation and current income.  The Balanced Fund’s investment objective may be changed without shareholder approval.

INVESTMENT STRATEGY:  To achieve its objective, the Balanced Fund normally will invest 50% to 80% of its total assets in equity securities and between 20% and 50% of its total assets in fixed income securities, such as bonds or money market securities.  The Adviser has chosen to allocate the Balanced Fund’s assets in this manner because it believes that the objective of long-term capital appreciation and current income will be maximized by placing primary emphasis on equity securities.  Equity securities have historically provided long-term investors with higher total returns than most fixed income securities.  However, in the short-term (i.e., less than 5 years), fixed income securities or money market instruments may or may not provide higher returns than equity securities.

The equity securities in which the Balanced Fund invests may include common stocks or preferred stocks.  The Fund invests primarily in common stocks of large-cap and mid-cap companies that the Adviser believes have above-average growth potential.  Generally these equity securities will be publicly traded on a national securities exchange or over-the-counter.  The Balanced Fund may also invest in fixed income securities such as obligations of the United States government, corporate securities including bonds and notes, and mortgage-backed and other asset-backed securities.  These fixed income securities may have varying dates of maturity, fixed or variable principal or dividend payments, if any, and varying reset terms, each depending on market and economic conditions.  In addition, the Balanced Fund may hold cash or cash equivalents.

The Adviser will seek out issuers of equity securities that demonstrate the prospect for above-average growth of earnings and dividends.  Above-average growth refers to the actual or potential ability of a corporation to increase its earnings and dividends at a rate greater than the average growth rate of the broad market averages.  The Adviser selects securities from among approximately 1,500 issuers ranked according to several fundamental factors using the Adviser’s proprietary models.  Among other fundamental factors, the Balanced Fund and the Adviser will emphasize the following three key criteria when choosing equity securities with the potential for long-term capital appreciation:

•                  relative price/earnings ratio

•                  earnings growth rates

•                  cash flow measurements

The Adviser will also consider other factors, such as diversification and risk, and purchases will be made only if they can be made at prices that, in the judgment of the Adviser, create the possibility of additional growth in capital.

With respect to fixed income securities, the Balanced Fund invests in corporate obligations rated by Moody’s or S&P their respective four highest ratings (for Moody’s, AAA, AA, A and BAA, and for S&P, AAA, AA, A and BBB).  Notwithstanding the foregoing, the Balanced Fund may also invest in unrated corporate obligations if the Adviser believes the security has characteristics similar to securities rated by Moody’s or S&P in their top four categories.   Should the rating or quality of a corporate obligation decline after purchase by the Balanced Fund, the Adviser will reconsider the advisability of continuing to hold such obligations.

The Balanced Fund will sell securities when the Adviser determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Balanced Fund, or to raise cash.

There can be no assurance that the Balanced Fund will achieve its objective.

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SMALL-CAP VALUE FUND

INVESTMENT OBJECTIVE:  The Small-Cap Value Fund’s primary investment objective is to obtain long-term capital appreciation with a secondary objective of generating income from dividend or interest on securities.  Income from dividends or interest on portfolio securities is a secondary objective.  The investment policies of the Small-Cap Value Fund may be changed without a shareholder vote; however, shareholders will be given at least 60 days’ notice before any such changes are implemented.  The Small-Cap Value Fund will notify shareholders in writing at least 60 days before making a fundamental change in the Small-Cap Value Fund’s primary investment objective.

INVESTMENT STRATEGY:  To achieve its objectives, the Small-Cap Value Fund normally invests more than 80% of its assets (determined at the time of investment based on net assets, including borrowings for investment, if any) in small-cap equity securities having the characteristics described below, and it is expected that under normal circumstances the Small-Cap Value Fund will be over 90% invested in equity securities.  The Small-Cap Value Fund invests primarily in domestic stocks of small-cap companies that the Adviser believes have above-average growth potential.  The Small-Cap Value Fund may also invest in mid-cap equity securities that the Adviser believes have above-average growth potential. The remainder of the portfolio may be invested in short-term United States government obligations or cash-equivalent instruments.  The investment policies of the Small-Cap Value Fund, including the 80% policy, may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The equity securities in which the Small-Cap Value Fund invests may include common stocks, preferred stocks or convertible securities.  Generally these equity securities will be publicly traded on a national securities exchange or over-the-counter.

The Adviser will seek out issuers of small-cap (and, where applicable, mid-cap) securities that demonstrate the prospect for above-average growth of earnings and dividends.  Above-average growth refers to the actual or potential ability of an issuer to increase its earnings and dividends at a rate greater than the average growth rate of the broad market averages.  The Adviser selects securities from among approximately 1,500 issuers ranked according to several fundamental factors using the Adviser’s proprietary models.  Among other fundamental factors, the Small-Cap Value Fund and the Adviser will emphasize the following three key criteria when choosing equity securities with the potential for long-term capital appreciation:

•                  relative price/earnings ratio

•                  earnings growth rates

•                  cash flow measurements

The Adviser will also consider other factors such as diversification and risk, and purchases will be made only if they can be made at prices which, in the judgment of the Adviser, create the possibility of additional growth in capital.

The Small-Cap Value Fund will sell securities when the Adviser determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Small-Cap Value Fund, or to raise cash.

There can be no assurance that the Small-Cap Value Fund will achieve its objective.

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CONTRARIAN FUND

INVESTMENT OBJECTIVE: The Contrarian Fund’s investment objective is to obtain long-term capital appreciation.  The Contrarian Fund’s investment objective may be changed without shareholder vote.

INVESTMENT STRATEGY: The Contrarian Fund typically invests 80% (determined at the time of investment based on net assets, including borrowings for investment, if any) of its assets in equity securities that the Fund’s Adviser believes to be undervalued or temporarily out of favor.  The Fund uses a multi-cap strategy, and may invest in companies of any size.  While the Contrarian Fund focuses on equity securities of U.S. companies, the Fund may also invest its assets in securities of foreign companies, including, but not limited to, foreign companies that are traded as ADRs on a U.S. exchange.

The Adviser selects these securities from among issuers ranked according to several fundamental factors using the Adviser’s proprietary model.  Three of the most important factors in the Adviser’s model are the following:

•                  relative price/earnings ratio

•                  earnings growth rates

•                  cash flow measurements

The Adviser will also consider other factors such as diversification and risk, and purchases will be made only if they can be made at prices that, in the judgment of the Adviser, create the possibility of additional growth in capital.

Assets of the Contrarian Fund not invested in equity securities are typically invested in short-term U.S. government obligations or cash equivalent instruments; however, the Contrarian Fund may also invest in convertibles, corporate debt and other securities from time to time.

The Contrarian Fund will sell securities when the Adviser determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Contrarian Fund, or to raise cash.

There can be no assurance that the Contrarian Fund will achieve its objective.

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RELATED RISK

TEMPORARY DEFENSIVE POSITIONS: Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions.  Under such circumstances, a Fund may invest up to 100% of its assets in cash, cash equivalents or money market securities.  When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

PORTFOLIO TURNOVER:  Portfolio turnover measures the rate at which the securities in a fund’s portfolio change during any given year.  Portfolio turnover involves expenses to a fund in the form of brokerage commissions and other transaction costs that may adversely impact a fund’s performance.  Additionally, an increase in portfolio turnover may result in an increase or decrease in taxable gain or loss attributable to a fund’s shareholders.  The Adviser intends to trade securities in each Fund for long-term profits and expects that under normal conditions, portfolio turnover rate should be in the range of 30% to 70% for the Small-Cap Value and Balanced Funds, and above 100% for the Contrarian Fund.  However, the rate of portfolio turnover may be higher for a Fund if implementation of the Fund’s investment strategy or a temporary defensive position results in frequent trading.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds’ Statement of Additional Information contains a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings.

15

MANAGEMENT

INVESTMENT ADVISER

CornerCap Investment Counsel, Inc. (the “Adviser”), located at The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, Georgia, 30309, provides investment management services to the Funds as their investment adviser.  In addition to advisory services, the Adviser also provides administrative and day-to-day operational services to the Funds, including the provision of or arranging the provision of accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services.  The Adviser has managed the Balanced Fund since its inception on May 24, 1997, the Small-Cap Value Fund since its inception on September 30, 1992, and the Contrarian Fund since its inception on August 31, 1996.

For its services to the Funds during their most recent fiscal year end, the Funds paid the Adviser the fees described below.  All fees are expressed as an annualized percentage of average net assets of each Fund.

	BALANCED FUND	SMALL-CAP VALUE FUND	CONTRARIAN FUND

Advisory Fee	1.00%	1.00%	1.00%

Operating Service Fee	0.30%	0.50%	0.50%

Total Fees	1.30%	1.50%	1.50%

The Adviser is controlled by Mr. Thomas E. Quinn.  Mr. Quinn also serves as a member of the Board of Trustees that oversees the management and administration of the Funds.

Mr. Quinn has worked in investment management and financial analysis for 27 years.  He is a Chartered Financial Analyst (“CFA”) Charterholder and a Certified Public Accountant.  His graduate degrees include an MBA from the University of North Carolina at Greensboro and an MS in Operations Research from Ohio University.

A discussion of the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreements is provided in the Funds’ semi-annual report to the shareholders for the period ended September 30, 2008.

PORTFOLIO MANAGEMENT

CornerCap Balanced Fund.  Mr. Quinn and Mr. Douglas M. Dougherty are the portfolio managers for the Balanced Fund.  Mr. Dougherty, who has been co-managing the Fund since May 2002, previously worked for a financial services firm in wealth management from May 1997 until April 2002 and, prior to that, a private equity investment firm as an equity analyst.  Mr. Dougherty has an MBA in finance from Emory University and a BS from Miami University and is a CFA Charterholder.

CornerCap Small-Cap Value Fund.  The Fund is jointly managed by Mr. Quinn and Mr. Richard Bean.  Their primary responsibilities are portfolio management, investment strategy and research.  Mr. Quinn has managed the Fund since inception.  Previously, Mr. Quinn was Chief Investment Officer for RJR Investment Management, Inc., where he managed over $600 million, primarily equity assets.  Mr. Bean, Vice President of the Fund and a portfolio manager/investment analyst with the Adviser, assumed the role of co-manager of the CornerCap Small Cap Value Fund on April 1, 2000.  Mr. Bean has been with the Adviser since 1996, and his duties have included portfolio management and investment research.  Mr. Bean is a CFA Charterholder and a Certified Public Accountant.

CornerCap Contrarian Fund.  The Fund is jointly managed by Mr. Quinn and Mr. Jeffrey Moeller.  Mr. Quinn has managed the Fund since inception and managed the Fund’s predecessor, the Cornerstone MicroCap Fund, L.P., from its inception in September 1996.  Mr. Moeller, portfolio manager/investment analyst with the Adviser, assumed the role of co-manager of the Contrarian Fund in October 2005.  Mr. Moeller has been with the Adviser since 2000, and his duties have included portfolio management, investment research and trading.  Mr. Moeller is a CFA Charterholder.

Additional Information about Portfolio Managers.  The Funds’ Statement of Additional Information contains more detailed information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds.

16

VALUATION OF SHARES

NET ASSET VALUE

The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Fund in good form as defined below.  Each Fund’s net asset value per share (“NAV”) is calculated by dividing the value of the applicable Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund.  The NAV of the Funds is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier (“Business Day”).  The Fund does not calculate NAV on national holidays when the NYSE is closed (“non-Business Day”).

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of the Trustees.  In determining the value of each Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximate market value.  The Funds normally use a pricing service or securities dealers to obtain market quotations.  Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded or so recently issued that there have been no transactions for that security over an extended period of time; (ii) the value of a portfolio security, such as a fixed income security that is typically valued within a matrix pricing system, cannot be made by analogy to a comparable security; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Funds’ NAV calculation.  Pursuant to policies adopted by the Trustees, the Adviser consults with the Funds’ administrator on a regular basis regarding the need for fair value pricing.  The Adviser is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security.  The Funds’ policies regarding fair value pricing are intended to result in a calculation of a Fund’s NAV that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold.  The Trustees monitor and evaluate the Funds’ use of fair value pricing, and periodically review the results of any fair valuation under the Funds’ policies.

In addition, the Funds may hold securities that are primarily listed on foreign exchanges that may trade on non-Business Days when the Funds do not price their shares; therefore, it is possible that, under the Funds’ fair value pricing model, the value of a Fund’s shares may change on days when shareholders will not be able to purchase or to redeem the Funds’ shares.

PURCHASING SHARES

You may purchase shares of any Fund with a minimum initial investment of $2,000; subsequent investments may be made in amounts of $250 or more.  Your purchase order will be effected at the NAV per share of the appropriate Fund next determined after receipt of your purchase request.  Purchase requests received by the Funds’ Transfer Agent or appropriate financial intermediary (i) before the close of the NYSE on any Business Day will be effected at the NAV per share of the appropriate Fund determined on that date on which it is received or (ii) if after close of the NYSE on any Business Day, will be effected at the NAV per share of the appropriate Fund determined on the next Business Day.   Your purchase request will be accepted by the Funds only if your completed account application is received in Good Form by the Funds’ Transfer Agent or appropriate financial intermediary.  “Good Form” means that the purchase request includes:  the name of the Fund in which you wish to invest; the amount you wish to invest; the name in which your account is to be registered (or, in the case of subsequent investments, your account number); the signature of each person in whose name such account is (or is to be) registered; and payment in full of the purchase amount.

All investments must be made in U.S. dollars, and you should note that each Fund reserves the right to reject, in its sole judgment, any purchase request for any reason.

Purchases of Fund shares may be made through certain financial intermediaries who are authorized to receive your purchase request in accordance with the standards described above.  You may be charged a fee or have higher investment minimums if you buy or sell shares through a financial intermediary.

Please refer to important information about purchases of Fund shares below under the heading “Additional Information about Purchases, Redemptions and Exchanges.”

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INVESTING DIRECTLY BY MAIL

New Accounts:  You may purchase shares of a Fund by mailing a completed account application with a check payable to the appropriate Fund (the CornerCap Balanced Fund, the CornerCap Small-Cap Value Fund or the CornerCap Contrarian Fund) to the Funds’ Transfer Agent at the following address:  CornerCap Group of Funds, P.O. Box 44336, Denver, CO 80201.

Adding to Your Account:  You may add to your account with any Fund by sending a check for your additional investment payable to the appropriate Fund (the CornerCap Balanced Fund, the CornerCap Small-Cap Value Fund or the CornerCap Contrarian Fund) to the Funds’ Transfer Agent at the address above.  Please include a brief letter with your check that gives the name on your account and your account number.  Please write your account number on your check.

INVESTING DIRECTLY BY WIRE

New Accounts:  You may purchase shares of a Fund by wire by mailing a completed account application for the appropriate Fund (the CornerCap Balanced Fund, the CornerCap Small-Cap Value Fund or the CornerCap Contrarian Fund) to the Funds’ Transfer Agent at the following address:  CornerCap Group of Funds, P.O. Box 44336, Denver, CO 80201, and, after your account is established, requesting that your bank transmit your investment by wire directly to the Transfer Agent.  Please call the Transfer Agent at 1-888-813-8637 to obtain complete wiring instructions.  Please note that your bank may charge you a fee for wiring funds.

Adding to Your Account:  You may add to your account with any Fund by using the wiring procedures described above.  Be sure to include the name on your account and your account number in the wire instructions you provide to your bank.

18

EXCHANGE PRIVILEGE

You may exchange your shares in any Fund for those in any other Fund on the basis of their respective NAVs at the time of the exchange.  Before making any exchange, be sure to review this Prospectus closely and consider the Funds’ differences.  Please note that since an exchange is the redemption of shares from one Fund followed by the purchase of shares in another, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred).

Your exchange will be effected at the NAV per share of the appropriate Fund next determined after receipt of your request in Good Form.  Exchange requests received by the Funds’ Transfer Agent or appropriate financial intermediary (i) before 4:00 p.m. Eastern time on any Business Day will be effected at the NAV per share of the appropriate Fund determined on that date which it is received or (ii) after 4:00 p.m. Eastern time on any Business Day will be effected at the NAV per share of the appropriate Fund determined on the next Business Day.

The Funds reserve the right to reject any exchange request or to modify or terminate exchange privileges at any time.   Notice of all such modifications or termination will be given at least 60 days prior to the effective date of such change in the exchange privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the Investment Company Act of 1940, when sales of the Fund into which you are exchanging are temporarily stopped, or in accordance with the Funds’ policy on excessive trading).  The exchange privilege may not be used for short-term or excessive trading or trading strategies harmful to the Funds.  For more information about the Funds’ policy on excessive trading, see “Additional Information About Purchases, Sales and Exchanges — Disruptive Trading and Market Timing.”

19

REDEEMING SHARES

You may redeem full and fractional shares of a Fund for cash at the next determined NAV after receipt of a completed redemption request in Good Form.  Your redemption request will be effected at the NAV per share of the appropriate Fund next determined after receipt of your redemption request.  Redemption requests received by the Funds’ Transfer Agent or appropriate financial intermediary of the appropriate Fund (i) before 4:00 p.m. Eastern time on any Business Day will be effected at the NAV per share of the appropriate Fund determined on that date which it is received or (ii) after 4:00 p.m. Eastern time on any Business Day will be effected at the NAV per share of the appropriate Fund determined on the next Business Day.

To redeem shares, you should give instructions that specify the appropriate Fund and number of shares to be redeemed to CornerCap Group of Funds, P.O. Box 44336, Denver, CO 80201.  Your instructions must be signed by all registered owners exactly as the account is registered.  If the value of the shares for which you submit a redemption request is under $50,000, you may call the Transfer Agent to redeem your shares over the telephone or to acquire instructions on how to redeem your shares via facsimile.  The Funds will not be liable for following telephone instructions reasonably believed to be genuine.  Redemptions of shares valued, in the aggregate, at $50,000 or more require a signature guarantee.  A signature guarantee is also required for any redemption that is to be mailed to an address other than the address of record.  Redemptions may also be made through certain financial intermediaries that are authorized by the Funds to receive redemption requests in accordance with the standards described above.

In addition to written instructions, if any shares being redeemed or repurchased are represented by stock certificates, the certificates must be surrendered. The certificates must either be endorsed or accompanied by a stock power signed by the registered owners exactly as the certificates are registered.  Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record.

Payment for shares tendered generally will be made within three (3) Business Days after receipt by the Transfer Agent of instructions, certificates, if any, and other documents, all in Good Form.  However, payment may be delayed under unusual circumstances or for any shares purchased by check for a reasonable time (not to exceed fifteen (15) Business Days from purchase) necessary to determine that the purchase check will be honored.

The Funds reserve the right to process any redemption request that exceeds $250,000 or 1% of the respective Fund’s assets (whichever is less) by paying the redemption proceeds in securities rather than cash (typically referred to as “redemption in kind”).  If the Fund meets your redemption request with securities instead of cash, you may be subject to appreciation and depreciation risks in those securities when the redemption is complete, and you will incur any brokerage costs or other transaction expenses associated with subsequent liquidation of those securities.

20

REDEMPTION FEE

The Funds each charge a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares in the applicable Fund.

The redemption fees are not fees to finance sales or sales promotion expenses, but are paid to the applicable Fund to defray the costs of liquidating an investment and discourage short-term trading of Fund shares.  Redemption fees are deducted from redemption proceeds and retained by the applicable Fund, not the Adviser.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions.  In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions and next of shares held by the shareholder for the longest period of time.

The redemption fee will not be charged on transactions involving the following:

•                  Redemption of shares purchased through certain qualified plans pursuant to Sections 401, 403 and 457 of the Internal Revenue Code;

•                  Redemption of shares purchased through wrap-fee programs or similar investment programs administered by the Fund;

•                  Omnibus level accounts where the fee will be assessed by the financial intermediary, according to the requirements outlined herein, and provided back to the Fund;

•                  Redemptions due to required minimum distributions;

•                  Redemptions due to death;

•      Redemption of shares accumulated through reinvestment of capital gains and dividends; and

•      Redemption of shares initiated by a Fund (i.e., liquidation or merger of a Fund).

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ADDITIONAL INFORMATION ABOUT PURCHASES, REDEMPTIONS AND EXCHANGES

DISRUPTIVE TRADING AND MARKET TIMING

The Funds do not accommodate frequent trading.  Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a Fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading which can have harmful effects for other shareholders.  These risks and harmful effects include, but are not limited to, the following:

•                  an adverse effect on portfolio management, as determined by the portfolio managers in their sole discretion, such as causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely; or

•                  reducing returns to shareholders through increased brokerage and administrative expenses.

The Board of Trustees has determined to discourage market timing and disruptive trading in the Funds and has adopted policies and procedures with respect to market timing and disruptive trading, including the short-term redemption fee as previously described.  Under the market timing policies and procedures, each Fund may monitor trading activity by shareholders and may take steps to prevent disruptive trading.  In general, each Fund considers frequent roundtrip transactions in an account to constitute disruptive trading.  A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares of a Fund within thirty (30) days.  While there is no specific limit on roundtrip transactions, each Fund reserves the right to (i) refuse any purchase order or exchange request; or (ii) restrict or terminate purchase or exchange privileges for shareholders, particularly in cases where the Fund determines that a shareholder has engaged in more than one roundtrip transaction per Fund within any rolling 30-day period.

In determining the frequency of roundtrip transactions, the Funds will not include purchases pursuant to dollar cost averaging or other similar programs, and the Funds will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor.  The Funds will calculate roundtrip transactions at the shareholder level and may contact a shareholder to request an explanation of any activity that a Fund suspects as disruptive trading.

A Fund may also take action if a shareholder’s trading activity (measured by roundtrip trading or otherwise) is determined to be disruptive trading by the Fund, even if applicable shares are held longer than 30 days.  In addition, a Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement.  The Funds cannot guarantee that their policies and procedures regarding market timing and disruptive trading will be effective in detecting and deterring all disruptive trading.

22

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification are part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by a governmental or law enforcement authority. If an account is closed at the request of a governmental or law enforcement authority, the shareholder may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

ACCOUNT APPLICATION AND CUSTOMER IDENTITY AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Funds will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Funds will attempt to contact you or, if applicable, your financial intermediary. If the Funds cannot obtain the required information within a timeframe established in the Funds’ sole discretion, your application will be rejected.

The Funds may reject your application under their Anti-Money Laundering Program.

The Funds will try to verify your identity within a timeframe established in the Funds’ sole discretion. If the Funds cannot do so, the Funds reserve the right to close your account at the NAV next calculated after the Funds decide to close your account and to remit proceeds to you via check, but only if your check clears the bank.  If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes.

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TELEPHONE PURCHASES AND REDEMPTIONS BY FINRA MEMBER BROKERAGE FIRMS

Brokerage firms that are FINRA members (“Broker-Dealers”) may purchase and redeem Fund shares by telephoning the Transfer Agent and may purchase shares for investors who have investments in any Fund through the Broker-Dealer’s account with the applicable Fund.  These Broker-Dealers may charge you additional or different fees for purchasing or redeeming shares than those described here.  You should ask your Broker-Dealer about his or her fees before investing.  By electing telephone purchase and redemption privileges, Broker-Dealers, on behalf of themselves and their clients, agree that neither the Funds nor the Transfer Agent shall be liable for following telephone instructions reasonably believed to be genuine.  The Funds and their agents will send written confirmations to Broker-Dealers to ensure that telephone instructions are genuine.  The FINRA member firms may bear the risk of any loss in the event of such a transaction.  Additional information about investing through a Broker-Dealer is contained in the Funds’ Statement of Additional Information.

SHARE CERTIFICATES

The Funds do not issue share certificates.  Maintaining shares in uncertificated form minimizes the risk of loss or theft of a share certificate.  A lost, stolen or destroyed certificate can only be replaced upon obtaining a sufficient indemnity bond.  The cost of such a bond, which is borne by the shareholder, can be 2% or more of the value of the missing certificate.  To resolve questions concerning lost or missing share certificates, contact the Transfer Agent at 1-888-813-8637.

SMALL ACCOUNTS

The Board of Trustees may, in order to reduce the expenses of the Funds, redeem all of the shares of any shareholder (other than a qualified retirement plan) whose account has declined to a net asset value of less than $2,000, as a result of a transfer or redemption.  The Funds would give shareholders whose shares were being redeemed sixty (60) days’ prior written notice in which to purchase sufficient shares to avoid such redemption.  If the shareholders do not purchase additional shares within this period, their shares will be redeemed at the net asset value determined as of the close of business on the Business Day following the end of the 60-day period.

FUNDS’ RIGHT OF REFUSAL

The Funds reserve the right to (i) refuse to accept any request to purchase shares of the Funds for any reason; (ii) suspend any redemption request involving purchased shares until the check for such recently purchased shares has cleared; and (iii) suspend the offering of shares at any time.

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DIVIDEND AND TAX INFORMATION

The following information is meant as a general summary for U.S. taxpayers.  Additional tax information appears in the Statement of Additional Information.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Funds.

Each of the Funds typically distribute their respective net income or capital gains one time during each calendar year, usually in December.  For the convenience of investors, each Fund reinvests all income dividends and capital gains distributions in full and fractional shares of the respective Fund, unless the shareholder has given prior written notice to the Transfer Agent that the payment should be made in cash.

Although the Funds will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions paid by the Funds, regardless of whether distributions are paid by a Fund in cash or are reinvested in additional Fund shares.  Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Funds may be required to withhold U.S. federal income tax for all taxable distributions payable to shareholders who fail to provide the Funds with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Backup withholding, currently set at 28%, is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure distributions and sale of Fund shares are treated appropriately on their income tax returns.

25

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand the Funds’ respective financial performance for the past five (5) years.  Certain information reflects financial results for a single Fund share.  The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the applicable Fund (assuming reinvestment of all dividends and distributions).  The information in the financial highlights tables for the fiscal years ended March 31, 2005 to March 31, 2009 have been audited by the Funds’ Independent Registered Public Accounting Firm, Cohen Fund Audit Services, Ltd., whose report, along with the Funds’ financial statements, are incorporated by reference into the Prospectus and included in the Funds’ Annual Report to Shareholders, which is available upon request.

BALANCED FUND

The following are selected per share data and ratios for the Balanced Fund for each of the previous five (5) fiscal years ended March 31.

	2009	2008	2007		2006	2005
Per share operating performance
Net asset value, beginning of period	$13.36	$14.81	$14.00		$13.22	$12.80
Income from investment operations
Net investment income	0.30	0.30	0.24		0.21	0.31
Net realized and unrealized gain/(loss) on investments	(3.97)	(0.56)	1.17		0.77	0.56
Total income/(loss) from investment operations	(3.67)	(0.26)	1.41		0.98	0.87

Dividends and distributions to stockholders
Distributions from net investment income	(0.09)	(0.32)	(0.37)		0.00	(0.45)
Distributions from net realized gain on investments	(0.34)	(0.87)	(0.23)		(0.20)	0.00
Total dividends and distributions to shareholders	(0.43)	(1.19)	(0.60)		(0.20)	(0.45)

Paid in-capital from redemption fees	0.00 (a)	0.00 (a)	0.00	(a)	0.00	0.00

Net asset value, end of period	$9.26	$13.36	$14.81		$14.00	$13.22

Total return	(27.63)%	(2.20)%	10.17%		7.43%	6.86%

Ratios and supplemental data
Net assets, end of period (in 000s)	$10,979	$16,851	$19,256		$14,720	$11,003
Ratio of expenses to average net assets
Expenses	1.30%	1.30%	1.30	%(b)	1.30%	1.30%
Net investment income	2.51%	1.91%	1.96	%(b)	1.72%	2.07%
Portfolio turnover rate*	34%	21%	22%		20%	19%

*     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases  or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of  acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(a)   Less than $.005 per share.

(b)   Ratio of expenses and net investment income to average net assets, before waiver by the Advisor, are 1.31% and 1.95%, respectively.

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SMALL-CAP VALUE FUND

The following are selected per share data and ratios for the Small-Cap Value Fund for each of the previous five (5) fiscal years ended March 31.

	2009	2008	2007		2006	2005
Per share operating performance
Net asset value, beginning of period	$10.64	$14.07	$13.39		$15.13	$14.55
Income from investment operations
Net investment income/(loss)	(0.05)	0.01	0.00	(a)	0.04	(0.04)
Net realized and unrealized gain/(loss) on investments	(4.53)	(1.45)	1.30		0.79	1.15
Total income/(loss) from investment operations	(4.58)	(1.44)	1.30		0.83	1.11

Dividends and distributions to stockholders
Distributions from net investment income	(0.01)	0.00	0.00	(a)	0.00	0.00
Distributions from net realized gain on investments	(0.22)	(1.99)	(0.62)		(2.57)	(0.53)
Total dividends and distributions to shareholders	(0.23)	(1.99)	(0.62)		(2.57)	(0.53)
Paid in-capital from redemption fees	0.00 (a)	0.00 (a)	0.00		0.00	0.00

Net asset value, end of period	$5.83	$10.64	$14.07		$13.39	$15.13

Total return	(43.19)%	(10.91)%	9.92%		6.05%	7.71%

Ratios and supplemental data
Net assets, end of period (in 000s)	$9,176	$18,363	$21,101		$20,329	$20,852
Ratio of expenses to average net assets
Expenses	1.50%	1.48%	1.50	%(c)	1.50%	1.50%
Net investment income/(loss)	(0.51)%	0.11%	0.00	%(b)(c)	0.03%	(0.27)%
Portfolio turnover rate*	47%	55%	35%		27%	38%

*     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases  or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of  acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(a)   Less than $0.005 per share.

(b) Less than 0.005% of average net assets.

(c)   Ratio of expenses and net investment income to average net assets, before waiver by the Adviser, are 1.56% and (0.06)%, respectively.

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CONTRARIAN FUND

The following are selected per share data and ratios for the Contrarian Fund for each of the previous five (5) fiscal years ended March 31.

	2009	2008	2007	2006	2005
Per share operating performance
Net asset value, beginning of period	$9.46	$11.98	$10.83	$9.78	$8.82
Income from investment operations
Net investment income/(loss)	0.01	0.03	0.15	0.04	0.03
Net realized and unrealized gain/(loss) on investments	(4.19)	(1.14)	1.06	1.06	0.93
Total income/(loss) from investment operations	(4.18)	(1.11)	1.21	1.10	0.96

Dividends and distributions to stockholders
Distributions from net investment income	0.00 (a)	(0.13)	(0.06)	(0.05)	0.00
Distributions from net realized gain on investments	0.00	(1.28)	0.00	0.00	0.00
Total dividends and distributions to shareholders	0.00	(1.41)	(0.06)	(0.05)	0.00

Net asset value, end of period	$5.28	$9.46	$11.98	$10.83	$9.78

Total return	(44.17)%	(10.45)%	11.19%	11.27%	10.88%

Ratios and supplemental data
Net assets, end of period (in 000s)	$2,405	$5,406	$5,635	$4,966	$4,330
Ratio of expenses to average net assets
Expenses, after waiver	1.50%	1.49%	1.50%	1.50%	1.72%
Expenses, before waiver	N/A	N/A	N/A	N/A	1.80%
Net Investment Income/(Loss), after waiver	0.11%	0.31%	1.33%	0.40%	0.32%
Net Investment Income/(Loss) before waiver	N/A	N/A	N/A	N/A	0.24%
Portfolio turnover rate*	134%	138%	44%	49%	154%

*     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases  or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of  acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(a)   Less than $0.005 per shares

28

ADDITIONAL INFORMATION

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders.  In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance over the last fiscal year.

Also, a Statement of Additional Information (“SAI”) about the Funds has been filed with the Securities and Exchange Commission.  The SAI (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Funds.

The Funds’ Annual and Semi-Annual Reports and the Funds’ SAI are available without charge upon written request to CornerCap Group of Funds, P.O, Box 44336, Denver, CO, 80201, or by calling (888) 813-8637.  The Annual and Semi-Annual Reports, and the SAI may also be found at www.cornercap.com.

For questions about shareholder services, investment objectives or to request additional information about the Funds, you may contact the Funds by telephone at (888) 813-8637 or via www.cornercap.com.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-551-8090.  Reports and other information about the Funds are available on the  EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C. 20549-0102.

THE CORNERCAP GROUP OF FUNDS INVESTMENT COMPANY ACT FILE NUMBER:   811-4581

29

A “Series” Investment Company

CORNERCAP BALANCED FUND (CBLFX)

CORNERCAP SMALL-CAP VALUE FUND (CSCVX)

CORNERCAP CONTRARIAN FUND (CMCRX)

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2009

The CornerCap Balanced Fund (the “Balanced Fund”), the CornerCap Small-Cap Value Fund (the “Small-Cap Value Fund”) and the CornerCap Contrarian Fund (the “Contrarian Fund”) are diversified series (each a “Fund” and collectively, the “Funds”) of the CornerCap Group of Funds (the “Trust”), an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) as required by the Investment Company Act of 1940, as amended (the “1940 Act”).

This Statement of Additional Information incorporates by reference the Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2009.  Copies of the Annual Report are available, without charge, by contacting the Funds at the telephone number below.

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus of the Funds dated July 29, 2009, as may be amended from time to time (the “Prospectus”).  Copies of the Prospectus may be obtained by calling (888) 813-8637 or writing to the Funds at P.O. Box 44336, Denver, CO 80201.

THE CORNERCAP GROUP OF FUNDS

CORNERCAP BALANCED FUND           CORNERCAP SMALL-CAP VALUE FUND

CORNERCAP CONTRARIAN FUND

TABLE OF CONTENTS

General Information	2
Investment Objective, Polices and Additional Risks	2
Investment in Foreign Securities	2
Repurchase Agreements	2
Reverse Repurchase Agreements	3
Options	3
Futures Contracts and Options on Futures Contracts	3
Forward Foreign Currency Exchange Contracts	3
SWAP Agreements	4
Mortgage-Related Securities	4
Risks of Mortgage-Related Securities	5
Convertible Securities	5
Leveraging Activities	5

Portfolio Turnover	5
Investment Restrictions	6
Fundamental Investment Limitations	6
Balanced Fund	6
Small-Cap Value Fund	7
Contrarian Fund	8
Disclosure of Portfolio Holdings	9
Management	10
Board Committees	11
Ownership in Funds’ Affiliates	11
Trustees’ Ownership of Funds’ Shares	11
Trustee Compensation	12
Code of Ethics	12
Proxy Voting Policies	12
Principal Shareholders	13
Advisory and Administration Arrangements	14
Additional Information about the Portfolio Managers	16
Portfolio Transactions and Brokerage	18
Capitalization	18
Purchase and Redemption of Shares	19
Exchange Privilege	19
Telephone Purchases, Exchanges and Redemptions for Securities Firms	20
Net Asset Value	20
Distributions and Tax Status	21
Performance Information	22
Balanced Fund	22
Small-Cap Value Fund	23
Contrarian Fund	23
Performance Calculation	23
Financial Statements	24
Appendix A: Definitions	25
Appendix B: Proxy Voting Policy	29

GENERAL INFORMATION

The CornerCap Group of Funds (the “Trust”) is a diversified open-end management investment company consisting of three separate portfolios, each of which represents a separate portfolio of investments.  The Funds currently comprising the Trust are the CornerCap Balanced Fund, the CornerCap Small-Cap Value Fund and the CornerCap Contrarian Fund. The Trust was organized on January 6, 1986 as a Massachusetts business trust.

INVESTMENT OBJECTIVES, POLICIES AND ADDITIONAL RISKS

Please refer to “Prospectus Summary — Investment Objectives and Strategy,” “Prospectus Summary — Principal Risks of Investing in All of the Funds,” and “The Fund In Detail:  Objectives, Strategies, Related Risk and Portfolio Holdings” in the Prospectus for a full discussion of the Funds’ investment objectives, principal strategies and principal risks.

Set forth below is additional, non-principal, investment strategies, types of investments, and information regarding risks of certain of these types of investments that is not addressed in the  Prospectus.  Following this information is information regarding certain calculations for the Funds, portfolio turnover for the Funds that is not in the  Prospectus, and information regarding the Funds’ policies with respect to certain types of investment restrictions.

ADDITIONAL RISKS

INVESTMENTS IN FOREIGN SECURITIES:  The Funds invest their assets in securities of foreign issuers, including but not limited to, investing through American Depository Receipts (“ADRs”).  Investments in foreign securities involve risks that may be different from those of U.S. securities.  Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States.  Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or nationalization of companies or industries.  In addition, the dividend and interest payable on certain foreign securities may be subject to foreign withholding taxes.  Foreign securities also involve currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

ADRs provide a method whereby the Funds may invest in securities issued by companies whose principal business activities are outside of the United States.  These securities will not be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs in registered form are designed for use in U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities and may be issued as sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

REPURCHASE AGREEMENTS:  The Funds may engage in repurchase agreements.  A repurchase agreement, which may be considered a “loan” under the 1940 Act, is a transaction in which a fund purchases a security and simultaneously commits to sell the security to the seller at an agreed-upon price and date (usually not more than seven (7) days) after the date of purchase.  The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security.  The Funds’ risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date.  In the opinion of management, this risk is not material; if the seller defaults, the underlying security constitutes collateral for the seller’s obligations to pay.  This collateral, equal to or in excess of 100% of the repurchase agreement, will be held by the custodian for the Funds’ assets.  However, in the absence of compelling legal precedents in this area, there can be no assurance that the Funds will be able to maintain their rights to such collateral upon default of the issuer of the repurchase agreement.  To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the Funds would suffer a loss.  It is intended (but not required) that at no time will the market value of any of the Funds’ securities subject to repurchase agreements exceed 50% of the total assets of entering into such agreement.  It is intended for the Funds to enter into repurchase agreements with commercial banks and securities dealers.  The Funds’ investment adviser, CornerCap Investment Counsel, Inc. (“Adviser”) will monitor the creditworthiness of such entities.

REVERSE REPURCHASE AGREEMENTS:  Reverse repurchase agreements (“reverse repos”) are repurchase agreements in which a fund is the seller (rather that the buyer) of the securities and agrees to repurchase them at an agreed-upon time and price.  A reverse repo may be viewed as a type of borrowing.  Reverse repos are subject to credit risks.  In addition, reverse repos create leverage risks because the seller must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.  A Fund will not invest in reverse repos unless immediately after such investment such Fund maintains an asset coverage of 300%.

OPTIONS:  The Funds may purchase and write put and call options on securities.  The Funds may write a call or put option only if the option is “covered” by a Fund holding a position in the underlying securities or by other means that would permit immediate satisfaction of that Fund’s obligation as writer of the option.  The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market prices of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS:  The Funds may invest in interest rate futures contracts and options thereon (“futures options”); the Funds may enter into foreign currency futures contracts and options; and the Funds may enter into stock index futures contracts and options thereon.  Such contracts may not be entered into for speculative purposes.  When a Fund purchases a futures contract, an amount of cash, U.S. government securities, or money market instruments equal to the fair market value less initial and variation margin of the futures contract will be deposited in a segregated account to collateralize the position and thereby ensure that such futures contract is “covered.”

There are several risks associated with the use of futures and futures options.  The value of a futures contract may decline.  With respect to transactions for hedging, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund’s securities being hedged.  An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund’s returns might have been greater had hedging not been attempted.  There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position.  Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit.  In addition, certain of these instruments are relatively new and without a significant trading history.  As a result, there is no assurance that an active secondary market will develop or continue to exist.  Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Each Fund will only enter into futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.  Each Fund will use financial futures contracts and related futures options only for “bona fide hedging” purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as “bona fide hedging” positions, will enter into such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are “in-the-money,” would not exceed 5% of the Fund’s total assets.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:  The Balanced Fund may enter into forward foreign currency exchange contracts (“forward contracts”) to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.  A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.  Such contracts may not be entered into for speculative purposes.  The Balanced Fund will not enter into forward contracts if, as a result, more than 10% of the value of its total assets would be committed to the consummation of such contracts, and will segregate assets or “cover” its positions consistent with requirements under the 1940 Act to avoid any potential leveraging of the Fund.

SWAP AGREEMENTS:  The Balanced Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Balanced Fund than if it had invested directly in an instrument that yielded that desired return.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The “notional amount” of the swap agreement is merelya fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.  Most swap agreements entered into by the Balanced Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Balanced Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Balanced Fund) and any accrued but unpaid net amounts owed to a swap counterpart will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or high- grade debt obligations, to avoid any potential leveraging of the Fund.  The Balanced Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

MORTGAGE-RELATED SECURITIES:  The Balanced Fund may invest in mortgage-backed and other asset-backed securities.  These securities include mortgage pass-through certificates, collateralized mortgage obligations, mortgage-backed bonds and securities representing interests in other types of financial bonds.

Mortgage pass-through securities representing interests in “pools” of mortgage loans in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”)); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. government to repurchase such agency’s obligations).

CMOs are securities that are typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FNMA or FHLMC. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually.  CMOs are structured into multiple classes, with each class bearing a different stated maturity.  Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes will receive principal only after the first class has been retired.  CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third-party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Series A, B, and C Bonds all bear current interest.  Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.  When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages.  The mortgages serve as collateral for the issuer’s payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs).  Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

Asset-backed securities are securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables.  Such securities are subject to many of the same risks as are mortgage-backed securities, including prepayment risks, market risk and risk of bankruptcy by the underlying debtor.  Asset-backed securities may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers.

RISKS OF MORTGAGE-RELATED SECURITIES:  Investment in mortgage-backed securities poses several risks, including prepayment, market and credit risk.  Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield.  Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower.  Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise.  Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the risk that the price of the security may fluctuate over time.  The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue.  In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a mutual fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.  Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.  With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

CONVERTIBLE SECURITIES:  Although the equity investments of the Funds consist primarily of common and preferred stocks, the Funds may buy securities convertible into common stock if, for example, the Funds’ Adviser believes that a company’s convertible securities are undervalued in the market.  Convertible securities eligible for purchase by the Funds include convertible bonds, convertible preferred stocks, and warrants.  A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time.  Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them.

LEVERAGING ACTIVITIES:  Leveraging activities include, among other things, borrowing. There are risks associated with leveraging activities, including the fact that a Fund may experience losses over certain ranges in the market that exceed losses experienced by a non-leveraged fund.

PORTFOLIO TURNOVER

An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing that amount by the monthly average of the market value of such securities during the year.  The Balanced Fund’s, Small-Cap Value Fund’s, and Contrarian Fund’s portfolios turnover rates for the year ended March 31, 2009 were 34%, 47%, and 134% respectively.  The Balanced Fund’s and Small-Cap Value Fund’s portfolio turnover rates are expected to be in the range of 30% to 70%.  In 2007, the Adviser increased the number of target holdings in the Contrarian Fund with the goal of closely tracking their proprietary research model’s investment recommendations.  Implementation of this change resulted in a high level of portfolio turnover for fiscal year 2008.  The Adviser estimates annual portfolio turnover for Contrarian Fund will remain above 100% in order to succeed in tracking the Adviser’s proprietary research model.  For each Fund, higher turnover would involve correspondingly greater commissions and transaction costs.

INVESTMENT RESTRICTIONS

Each of the following investment restrictions and limitations is considered at the time that investment securities are purchased; however, when a Fund exceeds a stated limitation with respect to borrowing or illiquid securities, the Adviser will actively work to get a Fund’s investment portfolio back within such limitations.

The Funds will not make certain investments if, thereafter, 15% or more of the value of their net assets would be invested in illiquid assets.  The investments included in this 15% limit are (i) those which are illiquid, e.g., those subject to restriction as to disposition under federal securities laws; (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); (iii) any repurchase agreement having a maturity of more than seven (7) days; and (iv) investments that are not readily marketable.  This 15% limit does not include obligations payable at principal amount plus accrued interest within seven days after purchases.

FUNDAMENTAL INVESTMENT LIMITATIONS FOR THE BALANCED FUND

The Balanced Fund is subject to the following investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a “majority” (as defined by the 1940 Act) of the Balanced Fund’s outstanding securities.  The Balanced Fund may not:

1.       With respect to 75% of its total assets,: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities.  This limitation does not apply to obligations of the U.S. government, its agencies, or instrumentalities.  Additionally, the Fund will limit the aggregate value of holdings of a single industry (except U.S. government and cash items, as defined in the Code) to a maximum of 25% of the Fund’s total assets.

2.       Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

3.       Issue senior securities, borrow money or pledge its assets except as permitted by the 1940 Act (e.g., the Fund may not issue a senior security except as permitted under Section 18(f) of the 1940 Act, which permits the Fund to, among other things, borrow money from a bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all of the Fund’s borrowings).

4.       Purchase any security if, as a result, the Fund would then have 5% or more of its total assets (taken at current value) invested in securities of companies (including predecessors) less than one (1) year old;

5.       Invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or officer or director of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Trustees, officers and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

6.       Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

7.       Make investments for the purpose of exercising control or management;

8.       Participate on a joint, or joint and several, basis in any trading account in securities;

9.       Invest in securities of other registered investment companies, except as permitted by Section 12 of the 1940 Act*;

10.     Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stock of companies which invest in or sponsor such programs;

11.     Make loans, except through repurchase agreements;

12.     Purchase warrants if, as a result, the Fund would then have 5% or more of its total net assets (taken at the lower of cost or current value) invested in warrants, or if 2% or more of the value of the Fund’s total net assets would be invested in warrants which are not listed on the New York or American Stock Exchanges, except for warrants included in units or attached to other securities; and

13.     Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate.  It may buy or sell futures contracts or options thereon for hedging purposes as described in the Fund’s prospectus.

*Currently, Section 12 prohibits a mutual fund, subject to certain exceptions, from acquiring securities of other investment companies if, as a result of such acquisition, (a) such mutual fund owns more than 3% of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5% of the total assets of such mutual fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of such mutual fund.

FUNDAMENTAL INVESTMENT LIMITATIONS FOR THE SMALL-CAP VALUE FUND

The Small-Cap Value Fund is subject to the following investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority (as defined by the 1940 Act) of the Fund’s outstanding securities.  The Small-Cap Value Fund may not:

1.       With respect to 75% of its total assets, (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities.  This limitation does not apply to obligations of the U.S. government, its agencies, or instrumentalities.  Additionally, the Fund will limit the aggregate value of holdings of a single industry (except U.S. government and cash items, as defined in the Code) to a maximum of 25% of the Fund’s total assets.

2.       Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

3.       Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 33% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; the Fund will not purchase any additional portfolio securities while such borrowings are outstanding;

4.       Purchase any security if as a result the Fund would then have 5% or more of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

5.       Invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or officer or director of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Trustees, officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

6.       Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

7.       Make investments for the purpose of exercising control or management;

8.       Participate on a joint, or joint and several, basis in any trading account in securities;

9.       Invest in securities of other registered investment companies*;

10.     Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs;

11.     Make loans, except through repurchase agreements;

12.     Purchase warrants if as a result the Fund would then have 5% or more of its total net assets (taken at the lower of cost or current value) invested in warrants, or if 2% or more of the value of the Fund’s total net assets would be invested in warrants which are not listed on the New York or American Stock Exchanges, except for warrants included in units or attached to other securities;

13.     Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.  It may buy or sell futures contracts or options thereon for hedging purposes as described in the Fund’s prospectus.

*Currently, Section 12 prohibits a mutual fund, subject to certain exceptions, from acquiring securities of other investment companies if, as a result of such acquisition, (a) such mutual fund owns more than 3% of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5% of the total assets of such mutual fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of such mutual fund.

FUNDAMENTAL INVESTMENT LIMITATIONS FOR THE CONTRARIAN FUND

The Contrarian Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a “majority” (as defined by 1940 Act) of the Fund’s shares.

BORROWING:  The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 33% of the Fund’s net assets.  The Fund may borrow money through banks or reverse repurchase agreements only, and must comply with all applicable regulatory conditions.

COMMODITIES:  The Fund may not invest in commodities, except that it may invest in bond or stock index futures contracts, bond or stock options and options on bond or stock index futures contracts.

DIVERSIFICATION:  With respect to 75% of its total assets, the Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government, its agencies, or instrumentalities.  Additionally, the Fund will limit the aggregate value of holdings of a single issuer (except U.S. government and cash items, as defined in the Code) to a maximum of 25% of the Fund’s total assets.

INDUSTRY CONCENTRATION:  The Fund may not invest 25% or more of its total assets in any one industry.

LOANS:  The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, lending its portfolio securities or through repurchase agreements.

REAL ESTATE:  The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

SENIOR SECURITIES:  The Fund may not issue senior securities, except in compliance with the 1940 Act (e.g., the Fund may not issue a senior security except as permitted under Section 18(f) of the 1940 Act, which permits the Fund to, among other things, borrow money from a bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all of the Fund’s borrowings).

UNDERWRITING:  The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

The following Contrarian Fund limitations are non-fundamental and, therefore are subject to change at the discretion of the Fund’s Board of Trustees:

INVESTING FOR CONTROL:  The Fund may not invest in a company for purposes of controlling its management.

INVESTMENT COMPANIES:  The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act.*  Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

MARGIN:  The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund’s investment policies relating to commodities.

PLEDGING ASSETS:  The Fund may not pledge, mortgage or hypothecate 15% or more of its net assets.  The Fund will not pledge its assets unless immediately after such pledge the Fund maintains an asset coverage of 300%.

*Currently, Section 12 prohibits a mutual fund, subject to certain exceptions, from acquiring securities of other investment companies if, as a result of such acquisition, (a) such mutual fund owns more than 3% of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5% of the total assets of such mutual fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of such mutual fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by each Fund and disclosure of purchases and sales of such securities may be made to shareholders of each Fund or other persons.  These policies include the following:

•                  Public disclosure regarding a Fund’s portfolio securities is made quarterly through the Fund’s Form N-Q and Semi-Annual and Annual Reports (collectively, the “Official Reports”).  Other than the Official Reports, shareholders and other persons generally may not be provided with information regarding portfolio securities held, purchased or sold by a Fund.

•                  Notwithstanding the foregoing, information regarding portfolio securities, and other information regarding the investment activities of a Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds.  In addition, the Trust’s policy relating to disclosure of the Funds’ holdings of portfolio securities does not prohibit: (i) disclosure of information to each Fund’s investment adviser or to other Fund service providers, including but not limited to the Fund’s administrator, distributor, custodian, legal counsel (Kilpatrick Stockton LLP), auditors and financial printers; or (ii) disclosure of holdings of or transactions in portfolio securities by a Fund that is made on the same basis to all Fund shareholders.  In accordance with the foregoing, the Funds share non-public information about their portfolio securities on a current basis with the Funds’ Custodian, Administrator, Distributor and Transfer Agent in connection with ongoing service relationships.  In addition, the Funds share non-public information about their portfolio securities with Morningstar ®, as a rating and ranking organization.  The Funds anticipate that discloures to Morningstar® will be made in response to inquiries for information on quarter-end portfolio holdings 5-10 days after the end of a calendar quarter.

•                  Any arrangements to disclose information about a Fund’s portfolio securities before public disclosure requires the approval of the Trust’s Chief Compliance Officer (“CCO”) (as of June 30, 2008, the Funds do not have any such arrangements other than those disclosed above).  In determining whether to approve such an arrangement, the CCO shall consider, among other things, the information to be disclosed, the timing of the disclosure, the intended use of the information, whether the arrangement is reasonably necessary to aid in conducting the ongoing business of a Fund, and whether the arrangement will adversely affect the Trust, a Fund or a Fund’s shareholders.  The Board of Trustees exercises its oversight of disclosure of information regarding portfolio securities by requiring the CCO to inform the Board of Trustees of any special portfolio holdings disclosure arrangements that are approved by the CCO, and the rationale supporting approval.

•                  Exemptions to this policy may be granted if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund, the portfolio or shareholders of the Fund.  The CCO shall inform the Trustees of any such arrangements and the rationale supporting such approval.

•                  Neither the Trust’s Adviser, nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by a Fund.

•                  The Funds will seek to obtain from third parties written confidentiality agreements, including a duty not to trade on non-public information.  If the Funds do not obtain a confidentiality agreement, from a given third party, shareholders may be subject to the risk that the third parties will use the non-public information in a manner inconsistent with the best interests of the Funds and their shareholders.

Adviser employees who are access persons under the Trust’s and Adviser’s Codes of Ethics have access to the Funds’ portfolio holdings on a regular basis.  The Codes of Ethics prohibit use or dissemination of such information by such persons for unlawful purposes, including insider trading.  Compliance with the Codes of Ethics is monitored regularly and reports are provided quarterly to the Board of Trustees.

Notwithstanding the foregoing, there is no guarantee that the Funds’ policies on use and dissemination of holdings information will protect the Funds from the potential misuse of information regarding portfolio securities by individuals or firms in possession of such information.

MANAGEMENT

The Board of Trustees (the “Board” or “Trustees”) of the Trust supervises the operations of each Fund according to applicable state and federal law and is responsible for the overall management of the Funds’ business affairs.  The Trustees, in turn, elect the officers of the Funds to actively supervise their day-to-day operations.

Officers and Interested Trustees.  The following table sets forth certain information about the Trust’s Officers as well as members of the Board who are affiliated with the Adviser and are therefore “interested persons” of the Trust as that term is defined in the 1940 Act:

Name Age Address	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee

Thomas E. Quinn (1) Age: 64 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Trustee, President, Chief Financial Officer, and Treasurer since 1992	3	Chief Executive Officer, CornerCap Investment Counsel	None

Richard T. Bean Age: 46 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Vice President of the Funds since 1996	n/a	Vice President, Portfolio Manager, CornerCap Investment Counsel	n/a

John A. Hackney Age: 42 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Chief Compliance Officer since 2004 and Secretary of the Funds since 1999	n/a	Chief Compliance Officer, CornerCap Investment Counsel	n/a

Gene A. Hoots Age: 69 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Vice President of the Funds since 1992	n/a	Chairman Emeritus of CornerCap Investment Counsel	n/a

(1) Mr. Quinn is an “interested person” of the Trust because he is the Chief Executive Officer of the Adviser.

Independent Trustees.  The following table sets forth certain information about those members of the Board who are not “interested persons” of the Trust as that term is defined in the 1940 Act (“Independent Trustees”):

Name Age Address(2)	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee

Richard L. Boger Age: 62	Trustee since 1992	3

President & CEO, Lex-Tek International, Inc. (a trade finance and trade credit insurance services and software provider), (1991- present); Business Manger, Owen Holdings, LLLP (2003-Present), Heathland Holdings, LLLP (2004-Present), and General Partner, Shawnee Meadow Holdings, LLLP (2004-Present) (real estate and related companies).

				Director, Gray Television, Inc., since 1991.

Laurin M. McSwain Age: 57	Trustee since 1994	3	Attorney, Letkoff, Duncan, Grimes, Miller & McSwain, (2003- present).	None

Leslie W. Gates Age: 54	Trustee since 2006	3	Retired, 2005 Partner, Williams Benater & Libby, LLP (CPA Firm) (1989-2004); Partner, WBL Services, LLC (financial consulting company) (2002-2004).	None

Jerry W. Hufton Age: 66	Trustee since 2006	3	Retired since 2005. Director of Taxes, Berkshire Hathaway, Inc. (2001-2004).	None

(2) Each Trustee may be contacted by writing to the Trustee c/o CornerCap Group of Funds 1290 Broadway, Suite 1100, Denver, Colorado 80203.

BOARD COMMITTEES

The Trustees have established the following standing committees:

Audit Committee:  The Board of Trustees has established an Audit Committee, which oversees the Funds’ accounting and financial reporting policies and the independent audit of its financial statements.  Each Independent Trustee is a member of the Audit Committee.  Mr. Boger is the Committee’s Chairman.  The Audit Committee meets periodically, as needed.  The Audit Committee held two meetings during the fiscal year ended March 31, 2009.

Proxy Voting Committee:  All of the Independent Trustees are members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of a Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter or an affiliated person of the Fund, its Adviser, or principal underwriter, on the other hand.  The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee meets only as necessary and did not meet during the fiscal year ended March 31, 2009.

OWNERSHIP IN FUNDS’ AFFILIATES:  As of December 31, 2008, none of the Independent Trustees, nor members of their immediate families, owned securities beneficially or of record in the Adviser, the Funds’ distributor or any affiliate of the Adviser or distributor.

TRUSTEES’ OWNERSHIP OF FUNDS’ SHARES:  The following table shows each Trustee’s beneficial ownership of shares of the Funds, which are the only funds within the complex overseen by the Trustees.  Information is provided as of December 31, 2008:

Trustee	Dollar Range of Funds Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds Overseen by Trustee

Thomas E. Quinn	Balanced Fund: None Small Cap Value Fund: None Contrarian Fund: None	None

Richard L. Boger	Balanced Fund: $1 - $10,000 Small Cap Value Fund: $1 - $10,000 Contrarian Fund: $1 - $10,000	$10,001 - $50,000

Laurin M. McSwain	Balanced Fund: $1 - $10,000 Small-Cap Value Fund: $1 - $10,000 Contrarian Fund: $1- $10,000	$10,0001 - $50,000

Leslie W. Gates	Balanced Fund: Over $100,000 Small-Cap Value Fund: None Contrarian Fund: $1 - $10,000	Over $100,000

Jerry W. Hufton	Balanced Fund: $1 - $10,000 Small-Cap Value Fund: $1 - $10,000 Contrarian Fund: None	$10,001 - $50,000

TRUSTEE COMPENSATION:  No interested Trustee, officer, or employee of the Funds receives any compensation from the Funds for serving as an officer or Trustee of the Funds.  Each Independent Trustee receives $1,000 from the Adviser.  The Trustees are paid $750 per Audit Committee meeting.  The Audit Committee Chairman, Mr. Boger, is paid $1,000 per Audit Committee meeting.  The following table shows the compensation received by each Trustee, and paid by the Adviser, for his or her service as a Trustee during the fiscal year ended March 31, 2009.

Trustee*	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation for Services to the Funds
Thomas E. Quinn	0	0	0	0
Richard L. Boger	$6,000	0	0	$6,000
Laurin M. McSwain	$5,500	0	0	$5,500
Leslie W. Gates	$5,500	0	0	$5,500
Jerry W. Hufton	$3,750	0	0	$3,750

*Each of the Trustees serves as Trustee to the three Funds of the Trust.

The members of the Board of Trustees may elect to receive all or part of their compensation in shares in one or more of the Funds in lieu of cash compensation.  Each member of the Board of Trustees may elect the Fund or Funds in which he or she wishes to receive such compensation.

CODE OF ETHICS:  The Trust, the Distributor and the Adviser each have adopted a code of ethics that applies to their respective officers, directors and employees.  Personnel subject to each code of ethics may invest in securities, including those held by a Fund, subject to insider trading and other restrictions in the respective code of ethics.  The Trust has also adopted a Supplemental Code of Ethics that applies to the principal executive officers of the Trust.

PROXY VOTING POLICIES:  The Trust has adopted a Proxy Voting Policy used to determine how the Funds vote proxies relating to their portfolio securities.  Under the Trust’s Proxy Voting Policy, each Fund has, subject to the oversight of the Trust’s Board of Trustees, delegated to the Fund’s Adviser the following duties: (1) to make the proxy voting decisions for the Funds; and (2) to assist the Funds in disclosing their respective proxy voting record as required by the 1940 Act.

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter or an affiliated person of the Fund, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as described above).

The Adviser has adopted a Proxy Voting Policy that it uses to vote proxies for its clients, including the Funds.  A copy of this Proxy Voting Policy is set forth in Appendix B.

No later than August 31st of each year, the Funds must file a Form N-PX with the SEC.  Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30.  Each Fund’s proxy voting record, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-866-813-8637.  This information is also available on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

As of June 30, 2009, the Trustees and Officers of the Trust as a group owned beneficially (i.e. had direct or indirect voting and/or investment power)  0.24%, 2.05% and 4.64% of the then outstanding shares of the Balanced Fund, the Small-Cap Value Fund and the Contrarian Fund, respectively.

BALANCED FUND:  As of June 30, 2009, the following persons were record and, to the Trust’s knowledge, beneficial holders of approximately the percentage of outstanding shares of the CornerCap Balanced Fund indicated:

Name and Address of Shareholder	% of Fund Held	Shares Held	Type of Ownership
Charles Schwab & Co 101 Montgomery Street San Francisco, CA 94104	34.49%	412,801.74	Beneficial

SMALL-CAP VALUE FUND: As of June 30, 2009, the following persons were record and, to the Trust’s knowledge, beneficial holders of approximately the percentage of outstanding shares of the CornerCap Small-Cap Value Fund indicated:

Name and Address of Shareholder	% of Fund Held	Shares Held	Type of Ownership
Charles Schwab & Co 101 Montgomery Street San Francisco, CA 94104	19.24%	301,777.03	Beneficial

CONTRARIAN FUND:  As of June 30, 2009, the following persons were record and, to the Trust’s knowledge, beneficial holders of approximately the percentage of the outstanding shares of the CornerCap Contrarian Fund indicated:

Name and Address of Shareholder	% of Fund Held	Shares Held	Type of Ownership
STATVEST, LP 5 Arden Moor NW Atlanta, GA 30305	15.52%	71,000.85	Beneficial

CornerCap 401K The Peachtree, Suite 1700, 1355 Peachtree Street, Atlanta, GA 30309	11.25%	51,470.04	Beneficial

Corbett Huett Britt 295 Trimble Chase Court Atlanta, GA 30342	8.28%	37,880.02	Record

James M. Goodrich 524 Manor Ridge Dr. Atlanta, GA 30305	7.41%	33,911.60	Record

AGCO Inc., Profit Sharing Plan 2782 Simpson Circle Norcross, GA 30071	6.33%	28,940.90	Beneficial

Sound Mountain, LLC 245 Sparks Road Advance, NC 27006	5.40%	24,720.30	Beneficial

Insofar as each Fund is aware, as of June 30, 2009, no person owned, beneficially or of record, more that 25% of the outstanding shares of a Fund except for:  Charles Schwab & Co., 34.49% of the Balanced Fund.

Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it.  Each of the persons named above is believed to hold its shares of the Funds as nominee for the benefit of its clients.

ADVISORY AND ADMINISTRATION ARRANGEMENTS

Reference is made to “Management—Investment Adviser” and “Management—Portfolio Management” in the Prospectus for certain information concerning the management and advisory arrangements of the Funds.

ADVISORY AND OPERATIONS SERVICES AGREEMENTS:  The Adviser has entered into an Investment Advisory Agreement with each Fund to provide investment management services to the Fund (the “Advisory Agreements”).  In addition to the Advisory Agreements, the Adviser has entered into an Administrative Services Agreement with each Fund to provide, or make arrangements for the provision of, virtually all day-to-day operational services to the Fund (the “Services Agreements”).

The Adviser was organized as a Georgia corporation and registered with the SEC as an investment adviser in 1989.  The Adviser is controlled by Thomas E. Quinn as a majority owner and as Chief Executive Officer.  Mr. Quinn also serves as a Trustee and as President, Chief Financial Officer and Treasurer of the Trust and, therefore, is an interested person as defined in the 1940 Act.  The Adviser’s offices are located at The Peachtree, Suite 1700, 1355 Peachtree Street, Atlanta, Georgia 30309.

As explained in the Prospectus, the terms of the Advisory Agreements and the Services Agreements empower the Adviser, subject to the Board of Trustees of the CornerCap Group of Funds, to manage each respective Fund’s assets and provide or arrange for the provision of operational and other administrative services for the day-to-day operation of each respective Fund.  The Balanced Fund and the Small-Cap Value Fund each pays the Adviser for the services performed under their respective Advisory Agreement a monthly fee at the annual rate of 1.00% of each Fund’s average daily net assets.  Under its Services Agreement, the Balanced Fund pays the Adviser a monthly fee at the annual rate of 0.30% of the Fund’s average daily net assets, and under its Services Agreement, the Small-Cap Value Fund pays the Adviser a monthly fee at an annual rate of 0.50% of the Fund’s average daily net assets.  Accordingly, total expenses for the Balanced Fund, excepting brokerage interest, taxes, litigation and other extraordinary expenses, equals an annual rate of 1.30% of the daily net asset value of the Fund.  Total expenses for the Small-Cap Value Fund, excepting brokerage interest, taxes, litigation and other extraordinary expenses, is an annual rate of 1.50% of the daily net asset value of the Fund.  The Contrarian Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets for its securities under the Fund’s Advisory Agreement with the Adviser.  The Contrarian Fund pays the Adviser a monthly fee at an annual rate of 0.50% of the Fund’s average daily net assets under its Services Agreement with the Fund.  Accordingly, total expenses for the Contrarian Fund, excepting brokerage interest, taxes, litigation and other extraordinary expenses, is an annual rate of 1.50% of the daily net asset value of the Fund.

ADVISORY AGREEMENTS:  Each Fund has entered into a separate Amended and Restated Investment Advisory Agreement dated May 31, 2007 with the Adviser.  Each of the Funds pays the Adviser for the services performed under its respective Advisory Agreement a monthly fee at the annual rate of 1.00% of each Fund’s average daily net assets.  Each Advisory Agreement also provides that in the event the expenses of the Fund (including the fees of the Adviser and amortization of organization expenses but excluding interest, taxes, brokerage commissions and extraordinary expenses) for any fiscal year exceed the limit set by applicable regulations of a state securities commission, the Adviser will reduce its fee to each Fund by the amount of such excess up to the full amount of the Adviser’s annual fee.  Any such reductions are accrued and paid in the same manner as the Adviser’s fee and are subject to readjustment during the year.  During the fiscal years ended March 31, 2007, 2008 and 2009, the Balanced Fund paid the Adviser fees of  $171,646, $179,486 and $139,482, respectively.  During the fiscal years ended March 31, 2007, 2008 and 2009, the Small-Cap Value Fund paid the Adviser fees of  $196,211, $199,901 and $143,737, respectively.  During the fiscal years ended March 31, 2007, 2008 and 2009, the Contrarian Fund paid the Adviser fees of $51,201, $58,933 and $40,665, respectively.

Unless earlier terminated, each Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Trustees of the CornerCap Group of Funds or by a majority of the outstanding shares of the applicable Fund; and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party.  Each Advisory Agreement terminates automatically upon assignment and may be terminated without penalty on sixty (60) days’ written notice at the option of either party thereto or by the vote of the shareholders of the applicable Fund.

The Advisory Agreements also provide that the Adviser shall not be liable to the Funds for any error of judgment by the Adviser or for any loss sustained by the Funds except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

SERVICES AGREEMENTS:  Each Fund pays the Adviser for the services performed under its respective Services Agreement.  Under the Services Agreements, the Adviser provides day-to-day operational services to the Funds.  The Balanced Fund pays the Adviser a monthly fee at the annual rate of 0.30% of the Fund’s average daily net assets.  The Small-Cap Value Fund pays the Adviser a monthly fee at an annual rate of 0.50% of the Fund’s average daily net assets.  The Contrarian Fund pays the Adviser a monthly fee at an annual rate of 0.50% of the Fund’s average daily net assets.

Under their respective Services Agreements, each Fund and the Adviser have entered into several agreements with third-party providers to provide, among other services, accounting, administrative, dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services to the Funds.  None of the Funds is obligated to pay any expenses or fees under any of these third-party agreements.

ADMINISTRATOR, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT:  Pursuant to a Fund Accounting and Administrative Agreement, a Transfer Agency and Services Agreement and a Transfer Agent Interactive Client Services Agreement, ALPS Fund Services, Inc. (“ALPS” or “Transfer Agent”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the Funds’ administrator, accounting agent and transfer agent.

Pursuant to the Fund Accounting and Administrative Services agreement, ALPS acts as the Funds’ administrator and accounting agent and performs the following services: assists the Fund in monitoring compliance with investment restrictions, diversification requirements and tax matters; coordinates the preparation and filing of required SEC filings for the Funds; assists the Funds with quarterly Board of Trustees meetings, insurance matters and fidelity bond; prepares annual and semi-annual financial statements for the Funds; provides assistance with audits of the Funds; monitors expense accruals; reports performance and related information to the Funds and outside agencies; assists the Funds to maintain blue sky registrations; performs distribution calculations; prepares tax returns; maintains accounts for the Funds; computes net asset value of the Funds; transmits to NASDAQ each Fund’s daily value and price; maintains and keeps current all books and records of the Funds as required by Section 31 of the 1940 Act and the rules thereafter in connection with ALPS’ duties; reconciles cash and investment balances; provides the Funds with values, net asset values and other statistical data; computes net income, net income rates and capital gains and losses for the Funds; reviews and updates the Funds’ Registration Statement; provides legal review of the Funds’ Semi-Annual Reports, Annual Reports and Form NSARs; coordinates EDGARization and filings for the Funds; reviews the Funds’ legal contracts and oversees the Trust’s code of ethics reporting.

Under the Transfer Agency and Services Agreement, ALPS has agreed, among other things, to: issue and redeem shares of the Funds; make dividend and other distributions to shareholders of the Funds; effect transfers of shares; mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; and maintain shareholder accounts.  Under the Transfer Agency and Services Agreement, ALPS receives from the Trust an annual minimum fee per Fund and a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Under the Transfer Agent Interactive Client Services Agreement, ALPS provides the Funds with the use of ALPS interactive client services (“ICS”) to provide the Funds’ shareholders with access to shareholder account information and real-time transaction processing capabilities in accordance with the terms of the ICS Agreement.

Pursuant to the Services Agreements between the Funds and the Adviser, the Adviser will pay all of the fees under the Funds’ and the Advisers’ agreements with ALPS.

CUSTODIAN:  UMB Bank, N.A., 985 Grand Avenue, Kansas City, Missouri  64105, acts as the Funds’ Custodian.  As Custodian, UMB Bank is responsible for keeping the Funds’ assets in safekeeping and to collect income.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:  Cohen Fund Audit Services, Ltd., serves as the Funds’ independent registered public accountant, performing an annual audit of the Funds’ accounts, assisting in the preparation of certain reports to the SEC, and preparing the Funds’ tax returns.

DISTRIBUTOR:  ALPS Distributors, Inc. (the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor, or principal underwriter, of the Funds’ shares pursuant to a Distribution Agreement with the Trust.  Shares are sold on a continuous basis by Distributor as agent of the Funds, and Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares.

For information on the purchase and redemption of Fund shares, see “Purchase and Redemption of Shares” below.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Thomas E. Quinn and Douglas Dougherty are jointly and primarily responsible for the day-to-day portfolio management of the Balanced Fund.  Mr. Quinn and Richard Bean are jointly and primarily responsible for the day-to-day portfolio management of the Small-Cap Value Fund.  Mr. Quinn and Jeffrey Moeller are jointly and primarily responsible for the day-to-day management of the Contrarian Fund.

OTHER ACCOUNTS MANAGED as of March 31, 2009:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Thomas E. Quinn	None	None	8 $2,583,130

Richard Bean	None	1 $3,434,409	204 $115,952,380

Douglas Dougherty	None	None	193 $126,591,164

Jeffrey Moeller	None	None	106 $44,915,734

As of March 31, 2009, the Adviser did not manage any accounts that charge a performance fee.

POTENTIAL CONFLICTS OF INTEREST:  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account (each an “Account” and collectively “Accounts”).

In general, Accounts managed by the Adviser focus on the same or a similar investment discipline, so that the Accounts are managed in the same or a similar way and hold many of the same securities at the same time.  Nevertheless, the management of multiple Accounts may give rise to potential conflicts of interest to the extent the Accounts have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, as Mr. Quinn, Mr. Bean, Mr. Dougherty and Mr. Moeller must allocate time and investment ideas across these different Accounts.  The management of multiple Accounts may also give rise to potential conflicts of interest as Mr. Quinn, Mr. Bean, Mr. Dougherty and Mr. Moeller will devote unequal time and attention to the management of different Accounts, either due to the differences among the Accounts listed above, or due to particular concerns or issues that may arise from time to time with one or more Accounts.

Because Accounts may have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, there may be times when different Accounts hold different securities.  These conditions may give rise to potential conflicts of interest to the extent Mr. Quinn, Mr. Bean, Mr. Dougherty and Mr. Moeller direct transactions for one Account that may adversely impact the value of securities held by another Account.  Securities selected for Accounts other than the Funds may outperform the securities selected for the Funds from time to time.

With respect to securities transactions for the Funds, the Adviser determines or will determine (as applicable) the broker that executes or will execute each order, which determinations shall be made consistent with the duty to seek best execution of the transaction.  The Adviser has adopted a policy that permits the aggregation of trades (each a “bunched trade”) in the same security for the same Accounts on the same day.  In a bunched trade, each Account receives the same price, but different commission rates may apply to different Accounts owing either to the size of an Account’s position, the minimum ticket charges applied by the broker, or both.

Although Mr. Quinn, Mr. Bean, Mr. Dougherty and Mr. Moeller generally do not trade securities in their personal accounts, the Adviser and the Funds have adopted codes of ethics that, among other things, permit personal trading by employees (including the Adviser’s portfolio managers) under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

In general, the Adviser does not invest Accounts in private placements, IPOs or similar limited investment opportunities.  However, to the extent that Mr. Quinn, Mr. Bean, Mr. Dougherty or Mr. Moeller recommends a limited investment opportunity for multiple Accounts, the Adviser has adopted a policy to allocate such limited opportunities pro rata based on account size, available cash or any other method determined to be fair by the Adviser; provided, however, that the Adviser may determine a minimum amount that accounts must be able to purchase to participate.

COMPENSATION:  The salaries of Mr. Quinn, Mr. Bean, Mr. Dougherty and Mr. Moeller are fixed cash salaries paid on a monthly basis; the discretionary bonuses for Mr. Bean, Mr. Dougherty and Mr. Moeller are paid in cash and are determined based on the overall revenue growth of the Adviser.  Each of Mr. Quinn, Mr. Bean, Mr. Dougherty and Mr. Moeller is eligible to participate in the Adviser’s retirement plan arrangements.  The portfolio managers’ compensation is not linked to any specific factors, such as the Funds’ performance or asset levels, although positive performance and growth in managed assets are factors that may contribute to the profits and over all revenue growth of the Adviser.  Mr. Quinn, as the principal and 72% owner of the Adviser, participates in the profits of the Adviser after all expenses are paid.  Since profits are expected to increase as assets increase, Mr. Quinn is expected to receive increased profits through his ownership of the Adviser as Account assets (including, without limitation, the assets of the Funds) increase.

OWNERSHIP OF FUND SHARES as of March 31, 2009:

The dollar range of the shares of each Fund beneficially owned by Mr. Quinn is as follows:

Balanced Fund:  None

Small-Cap Value Fund: None

Contrarian Fund:  None

The dollar range of the shares of each Fund beneficially owned by Mr. Bean is as follows:

Balanced Fund:  None

Small-Cap Value Fund:  $10,001 - $50,000

Contrarian Fund:  $10,001 - $50,000

The dollar range of the shares of each Fund beneficially owned by Mr. Dougherty is as follows:

Balanced Fund:  $1 - $10,000

Small-Cap Value Fund:  $1 - $10,000

Contrarian Fund:  $10,001 - $50,000

The dollar range of the shares of each Fund beneficially owned by Mr. Moeller is as follows:

Balanced Fund:  None

Small-Cap Value Fund:  None

Contrarian Fund:  $50,001 - $100,000

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisory Agreements state that in connection with its duties to arrange for the purchase and the sale of securities held in each portfolio of the Funds by placing purchase and sale orders for the Funds, the Adviser shall select a broker-dealer (“broker”) as shall, in the Adviser’s judgment, implement the policy of the Funds to achieve “best execution;”  i.e., prompt and efficient execution at the most favorable securities price.  In making such selection, the Adviser is authorized in the Advisory Agreements to consider the reliability, integrity and financial condition of the broker.

The Adviser is also authorized by the Advisory Agreements to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser.  The Advisory Agreements state that the commissions paid to a broker may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services.  The Advisory Agreements provide that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Adviser shall be prepared to show that commissions paid (i) were for purposes contemplated  by the Advisory Agreements; (ii) were for products or services that provide lawful and appropriate assistance to the Adviser’s decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.  The Funds recognize in the Advisory Agreements that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as services assisting the Funds in the valuation of the Funds’ investments.  The research that the Adviser receives for the Funds’ brokerage commissions, whether or not useful to the Funds, may be useful to the Adviser in managing the accounts of the Adviser’s other advisory clients.  Similarly, the research received for the commissions of such accounts may be useful to the Funds.

In the over-the-counter market, securities are frequently traded on a “net” basis with brokers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker.  Money market instruments usually trade on a “net” basis as well.  On occasion, certain money market instruments may be purchased by the Funds directly from an issuer in which case no commissions or discounts are paid.  In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

During the fiscal years ended March 31, 2007, 2008 and 2009, the Balanced Fund paid brokerage commissions of $10,583, $10,436 and $13,611, respectively.  During the fiscal years ended March 31, 2007, 2008 and 2009, the Small-Cap Value Fund paid brokerage commissions of  $23,389, $31,725 and $30,350, respectively.  For the fiscal years ended March 31, 2007, 2008 and 2009, the Contrarian Fund paid brokerage commissions of  $6,961, $15,745 and $18,875, respectively.

CAPITALIZATION

The Funds are series of the CornerCap Group of Funds.  The Declaration of Trust of the CornerCap Group of Funds permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Funds.  Each share represents an interest in a Fund proportionately equal to the interest of each other share.  Upon any Fund’s liquidation, all shareholders of such Fund would share pro rata in the net assets of the Fund in question available for distribution to shareholders.  If they deem it advisable and in the best interest of shareholders, the Board may create additional classes of shares which differ from each other only as to dividends.  The Board has created three series of shares (i.e., the CornerCap Balanced Fund, the CornerCap Small-Cap Value Fund and the CornerCap Contrarian Fund), but the Board may create additional series in the future, which have separate assets and liabilities; each of such series has or will have a designation including the word “Series” or “Fund.”  Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Funds will be allocated among the series in proportion to the total net assets of each series by the Board.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders.  Matters submitted to shareholders must be approved by a majority of the outstanding securities of each series, unless the matter does not affect a particular series, in which case only the affected series’ approval will be required.

The Declaration of Trust provides that the Funds’ shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee.  The Trustees will call a meeting of shareholders to vote on the removal of a trustee upon the written request of the record holders of ten percent of its shares.  In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee.  The Trustees will then, if requested by the applicants, mail at the applicants’ expense the applicants’ communications to all other shareholders.  Except for a change in the name of the Funds, no amendment may be made to the Declaration of Trust without the affirmative vote of the shareholders of more than 50% of its outstanding shares.  The shareholders have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.  Any of the Funds may be terminated upon the sale of its respective assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of such series, or upon liquidation and distribution of its assets, if so approved.  If not so terminated, the Funds will continue indefinitely.

Under Massachusetts law, a shareholder of a Massachusetts business trust may be held liable as a partner under certain circumstances.  The Declaration of Trust, however, contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or its Trustees.  The Declaration of Trust provides for indemnification and reimbursement of expenses out of the appropriate Fund’s property for any shareholder held personally liable for its obligations.  The Declaration of Trust also provides that the Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds and satisfy any judgment thereon.  In addition, the operation of the Funds as investment companies would not likely give rise to liabilities in excess of its assets.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Funds would be unable to meet its obligations.

PURCHASE AND REDEMPTION OF SHARES

Reference is made to “Purchasing Shares” in the Prospectus for more information concerning how to purchase shares.

EXCHANGE PRIVILEGE:  You may exchange your shares in any CornerCap fund for those in another CornerCap fund on the basis of their respective net asset value (“NAV”) at the time of the exchange.  Before making any exchange, be sure to review the Prospectus closely and consider the Funds’ differences.  Please note that since an exchange is the redemption of shares from one fund followed by the purchase of shares in another, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred).  You may make up to four (4) exchanges during a calendar year between identically registered accounts.

REDEMPTIONS IN KIND:  If the Trust’s Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the respective Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the respective Fund, in lieu of cash, in conformity with applicable rules of the SEC.  The Funds, however, have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of its NAV during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, each Fund will have the option of redeeming the excess in cash or in kind.  If the Fund meets your redemption request with securities instead of cash, you may be subject to appreciation and depreciation risks in those shares when the redemption is complete and you will incur any brokerage costs or other transaction expenses associated with subsequent liquidation of those securities.

AGREEMENTS WITH FINANCIAL INTERMEDIARIES:  The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders.  Such brokers are authorized under certain circumstances to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf.  The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.  Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee.

TELEPHONE PURCHASES, EXCHANGES AND REDEMPTIONS FOR SECURITIES FIRMS:  The following purchase and redemption telephone procedures have been established by the Funds for investors who purchase Fund shares through financial intermediaries who have accounts with the Funds for the benefit of their clients.  Telephone purchases and redemptions will be effected by the Funds only through such financial intermediaries, who in turn will be responsible for crediting the investor’s account at the financial intermediary with the amount of any purchase or redemption pursuant to its account agreement with the investor’s instruction to purchase or redeem Fund shares.

Financial intermediaries may charge a reasonable handling fee for providing this service.  Such fees are established by each financial intermediary, acting independently from the Funds, and neither the Funds nor the Distributor receives any part of such fees.  Such handling fees may be avoided by investing directly with the Funds through the Distributor.

Financial intermediaries may telephone the Distributor at (888) 813-8637 and place purchase and redemption orders on behalf of investors who carry their investments in a Fund through the member’s account with the appropriate Fund.

Purchase by Telephone.  Shares shall be purchased at the NAV next determined after receipt of the purchase request by the applicable Fund.  Payment for shares purchased must be received from the FINRA member firm by the appropriate Fund by wire no later than the third business day following the purchase order.  If payment for any purchase order is not received on or before the third business day, the order is subject to cancellation by the Fund and the FINRA member firm’s account with the Fund will immediately be charged for any loss.

Redemption by Telephone.  The redemption price is the NAV next determined after the receipt of the redemption request by the applicable Fund.  Payment for shares redeemed will be made or delayed as provided above under “Redeeming Shares.”

By electing telephone purchase and redemption privileges, FINRA member firms, on behalf of themselves and their clients, agree that none of the Funds, the Distributor or the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine.  Each Fund and its agents provide written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine.  In addition, all telephone transactions are recorded.  As a result of these and other policies, the FINRA member firm may bear the risk of any loss in the event of such a transaction.  If any Fund fails to employ this and other established procedures, it may be liable.  Each Fund reserves the right to modify or terminate telephone privileges at any time.

MARKET TIMING ARRANGEMENTS:  None of the Funds have entered into any arrangements with any person that would permit frequent purchases and frequent redemptions.  The Board of Trustees has determined to discourage market timing and disruptive trading in the Funds and has adopted policies and procedures with respect to market timing and disruptive trading.

NET ASSET VALUE

As indicated in the Prospectus, the net asset value per share (“NAV”) of the Funds’ shares will be determined as of the close of business (generally, 4:00 p.m.  Eastern Time) each day that the New York Stock Exchange (the “NYSE”) is open for trading (“Business Day”).  The Funds’ NAVs are not calculated on business holidays when the NYSE is closed.  The NYSE generally recognizes the following holidays:  New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas Day.  Any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV of the Funds will not be calculated.

In determining the NAV of the Funds’ shares, common stocks and other securities that are listed on a national securities exchange or the NASDAQ National Market System (“Market System”) are valued at the last sale price as of the close of the NYSE, on each Business Day or, in the absence of recorded sales, at the last closing price on such exchange or on such Market System.  Unlisted securities that are not included in such Market System are valued at the closing price in the over-the-counter market.  Valuations of fixed-income securities are supplied by independent pricing services used by each Fund.  Valuations of fixed-income securities are based upon a consideration of yields or prices of obligations of comparable quality, coupon, maturity and type, indications as to value from recognized dealers, and general market conditions.  The pricing service may use electronic data processing techniques and/or computerized matrix system to determine valuations.  Fixed-income securities for which market quotations are readily available are valued based upon those quotations.  The procedures used by the pricing service are reviewed by the applicable Fund under the general supervision of the Trustees.  The Trustees may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the obligation.

Foreign securities are valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time each Fund is valued. Prices are obtained from the broadest and most representative market on which the securities trade.  If events which materially affect the value of each Fund’s investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Trustees deems in good faith to reflect fair value.  In determining each Fund’s NAV per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars.

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Board of Trustees. Debt securities which mature in less than sixty (60) days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent the fair market value of such assets), if their original maturity was sixty (60) days or less.

DISTRIBUTIONS AND TAX STATUS

The Funds typically distribute their respective net income or capital gains one time during each calendar year, usually in December.  For the convenience of investors, each Fund reinvests all income dividends and capital gains distributions in full and fractional shares of the respective Fund unless the shareholder has given prior written notice to the Transfer Agent that the payment should be made in cash.

The following summarized certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders.  The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

All dividends from net investment income together with those derived from the excess of net short-term capital gain over net long-term capital loss (collectively, “income dividends”), will be taxable as ordinary income to shareholders whether or not paid in additional shares.  Any distributions derived from the excess of net long-term capital gain over net short-term capital loss (“capital gains distributions”) are taxable as long-term capital gains to shareholders regardless of the length of time a shareholder has owned his shares.  Any loss realized upon the redemption of shares within six months after the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period.

Income dividends and capital gains distributions are taxed in the manner described above, regardless of whether they are received in cash or reinvested in additional shares. Shareholders of each Fund will receive information annually on Form 1099 with respect to the amount and nature of dividend income and capital gain distributions to assist them in reporting the prior calendar year’s distributions on their federal income tax return.

Distributions that are declared in October, November or December but which are not paid to shareholders until the following January will be treated for tax purposes as if received on December 31 of the year in which they were declared.

The exchange of one Fund’s shares for shares of another Fund will be treated as a sale and any gain thereon may be subject to federal income tax.

Each Fund may liquidate the account of any of its shareholder who fails to furnish its certificate of taxpayer identification number within thirty (30) days after date the account was opened.

Each Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) during its previous fiscal periods and intends to continue to do so in the future.  A fund that is qualified under Subchapter M will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to its shareholders.  None of the Funds anticipates being subject to federal income or excise taxes because each Fund intends to distribute all of its net investment income and net capital gains to its shareholders for a fiscal year in accordance with the timing requirements of the Code and to meet other requirements of the Code relating to the sources of income and diversification of its assets.

When an income dividend or capital gains distribution is paid by a Fund, net asset value per share of the appropriate Fund is reduced automatically by the amount of the dividend and/or distribution.  If NAV per share is reduced below a shareholder’s cost basis as a result, such a distribution might still be taxable to the shareholder as ordinary income or capital gain (as the case may be) although in effect it represents a return of invested capital.  For this reason, investors should consider carefully the desirability of purchasing shares immediately prior to a distribution date.

None of the Funds intends to invest in foreign issuers which meet the definition in the Code of passive foreign investment companies (“PFICs”).  However, foreign corporations are not required to certify their status as PFICs to potential U.S. investors, and the Funds may unintentionally acquire stock in a PFIC.  Each Fund’s income and gain, if any, from the holding of PFIC stock may be subject to a non-deductible tax at the Fund level.

A portion of each Fund’s income dividends may be eligible for the dividends-received deduction allowed to corporations under the Code, if certain requirements are met. Investment income received by each Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

Under the Code, the Funds may be required to impose backup withholding at a rate of 28% on income dividends and capital gains distributions, and payment of redemption proceeds to individuals and other non-exempt shareholders, if such shareholders have not provided a correct taxpayer identification number and made the certifications required by the Internal Revenue Service on the account application.  A shareholder in any Fund may also be subject to backup withholding if the Internal Revenue Service or a broker notifies the applicable Fund that the shareholder is subject to backup withholding.

The treatment of income dividends and capital gains distributions to shareholders of the Funds under the various foreign, state, and local income tax laws may not parallel that under the Federal law.  Shareholders should consult their tax adviser with respect to applicable foreign, state, and local taxes.

PERFORMANCE INFORMATION

From time to time, the Funds may publish their total return in advertisements and communications to investors.  Total return information will include a Fund’s average annual compounded rate of return for periods of one year, five years, and ten years or since inception (as applicable).  The Funds may also advertise aggregate and average total return information over different periods of time.  A Fund’s total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the NAV of such shares at the end of the period, assuming reinvestment of all distributions at net asset value.  Total return figures will reflect all recurring charges against the Fund’s income.

Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of the Funds’ total return for any period should not be considered as a representation of what an investor’s total return may be in any future period.

In reports or other communications to shareholders and in advertising material, the Funds may compare performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and similar independent services that monitor the performance of mutual funds, or unmanaged indices of securities of the type in which the Funds invest.

BALANCED FUND

The average annual rates of return as of the end of the most recent fiscal year ended March 31, 2009, and for the period beginning May 27, 1997 (since inception) for the Balanced Fund are as follows:

	1 Year	5 Years	10 Years	Since Inception
Return before taxes	(27.63)%	(2.15)%	1.27%	2.47%
Return after taxes on Distributions	(28.09)%	(2.98)%	0.34%	0.24%
Return after taxes on Distributions and Sale of Fund Shares	(17.31)%	(1.88)%	0.75%	1.28%

CornerCap Investment Counsel, Inc. (formerly Cornerstone Capital Corp.) has been investment adviser to the Balanced Fund since its inception following a reorganization of The Atlanta Growth Fund, Inc. on May 24, 1997, which resulted in the Balanced Fund assuming certain assets and liabilities of The Atlanta Growth Fund, Inc.

SMALL-CAP VALUE FUND

The average annual rates of return as of the most recent fiscal year ended March 31, 2009 and for the period beginning September 30, 1992 (since inception) for the Small-Cap Value Fund are as follows:

	1 Year	5 Years	10 Years	Since Inception
Return before taxes	(43.19)%	(8.67)%	2.32%	5.40%
Return after taxes on Distributions	(43.49)%	(10.00)%	1.01%	4.25%
Return after taxes on Distributions and Sale of Fund Shares	(27.61)%	(6.62)%	2.14%	4.89%

CornerCap Investment Counsel, Inc. (formerly Cornerstone Capital Corp.) became the investment adviser to the Small-Cap Value Fund in August 1992.  Prior to that time, the Small-Cap Value Fund was known by other names and was advised and managed by other entities.  The Small-Cap Value Fund was originally organized on January 6, 1986.

CONTRARIAN FUND

The average annual rates of return as of the end of the most recent fiscal year ended March 31, 2009, and for the period beginning July 27, 2000 (since inception) for the Contrarian Fund are as follows:

	1 Year	5 Years	Since Inception
Return before taxes	(44.17)%	(7.29)%	(6.86)%
Return after taxes on Distributions	(44.18)%	(7.68)%	(7.43)%
Return after taxes on Distributions and Sale of Fund Shares	(28.71)%	(5.80)%	(5.42)%

The Contrarian Fund began operations on July 27, 2000.  Prior to October 11, 2004, the CornerCap Contrarian Fund was known as the CornerCap Micro-Cap Fund; and prior to September 17, 2002, it was known as the CornerCap Emerging Growth Fund.  As of December 11, 2004, the Fund’s strategy was changed to multi-cap contrarian.  The Cornerstone Microcap Fund, L.P., a private, unregistered fund, transferred its assets to the Contrarian Fund on July 27, 2000.  The Cornerstone Microcap Fund was managed by the same adviser as the Contrarian Fund.  It pursued the same objective and employed the same strategies as the Contrarian Fund.

PERFORMANCE CALCULATION

The following is a brief description of how performance is calculated.  Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years, ten years and since inception (as applicable).  These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated with the following formula:

P(1+T)n = ERV

(where P = a hypothetical initial payment of $1,000; T = average annual total return; ERV = ending redeemable value of a hypothetical initial payment of $1,000; and n = number of years).

The average annual total return  (after taxes on distributions) is calculated with the following formula:

P(1+T)n = ATVD

(where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); ATVD  = ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption; and n = number of years).

The average annual total return  (after taxes on distributions and sale of fund shares) is calculated with the following formula:

P(1+T)n = ATVDR

(where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemptions); ATVDR  = ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption; and n = number of years).

All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

FINANCIAL STATEMENTS

The financial statements for the Balanced Fund, the Small-Cap Value Fund, and the Contrarian Fund and the report of the independent registered public accountants are included in the Funds’ Annual Report to Shareholders and are incorporated by reference into this SAI.  A copy of the Annual Report accompanies this SAI.

APPENDIX A

DEFINITIONS:  Some of the terms used in the Fund’s Prospectus and this Statement of Additional Information are described below.

Money Market:  The term “money market” refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, high-grade debt instruments.  The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument.  These include U.S. Government obligations, commercial paper, certificates of deposit and bankers’ acceptances, which are generally referred to as money market instruments.

U.S. Government Obligations:  U.S. government obligations are debt securities (including bills, notes and bonds) issued by the U.S. treasury or issued by an agency or instrumentality of the U.S. government which is established under the authority of an Act of Congress.  Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, Government National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank.  Although all obligations of agencies, authorities and instrumentalities are not direct obligations of the U.S. treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. government.  This support can range from the backing of the full faith and credit of the United States to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Bank Obligations:  Bank obligations include certificates of deposit which are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated interest rate.

Bankers’ Acceptances:  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time Deposits:  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Commercial Paper:  Commercial paper consists of short-term (usually one to 180 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Corporate Debt Obligations:  Corporate debt obligations are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs.

Certificates of Deposit:  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Mortgage-Backed Securities:  Mortgage-backed securities are interests in a pool of mortgage loans.  Most mortgage securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrowers.  The dominant issuers or guarantors of mortgage securities are the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).

Collateralized Mortgage Obligations:  Collateralized mortgage obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities.  Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually.  CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

Municipal Bonds:  Municipal bonds are debt obligations which generally have a maturity at the time of issue in excess of one year and are issued to obtain funds for various public purposes.  The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source.  Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

Zero Coupon Bonds:  Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest.  Zero coupon bonds are issued at a significant discount from face value.  The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance.  A Fund, if it holds zero coupon bonds in its portfolio, however, would recognize income currently for federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund.  Cash to pay dividends representing unpaid, accrued interest may be obtained from sales proceeds of portfolio securities and Fund shares and from loan proceeds.  Because interest on zero coupon obligations is not paid to the Fund on a current basis but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

RATINGS OF CORPORATE DEBT OBLIGATIONS:  The characteristics of corporate debt obligations rated by Moody’s are generally as follows:

Aaa — Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements.  The future of such bonds cannot be considered as well assured.

B —- Bonds which are rated B generally lack characteristics of a desirable investment.

Caa — Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds rated Ca are speculative to a high degree.

C — Bonds rated C are the lowest rated class of bonds and are regarded as having extremely poor prospects.

The characteristics of corporate debt obligations rated by S&P are generally as follows:

AAA — This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA — Bonds rated AA also qualify as high quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB — Debt rated BB is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation.  BB indicates the lowest degree of speculation; CC indicates the highest degree of speculation.

BB, B, CCC, CC — Debt in these ratings is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest.

A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable.  The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of, such information, or for other reasons.

RATINGS OF COMMERCIAL PAPER:  Commercial paper rated A-1 by Standard & Poor’s has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer’s long-term debt is rated “A” or better;  the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.  Typically, the issuer’s industry is well established and the issuer has a strong position within the industry.

Commercial paper rated Prime 1 by Moody’s is the highest commercial paper assigned by Moody’s.  Among the factors considered by Moody’s in assigning ratings are the following:  (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and consumer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer’s commercial paper is rated within various categories.

Determination of Credit Quality of Unrated Securities.  In determining whether an unrated debt security is - of comparable quality to a rated security, the Adviser may consider the following factors, among others:

(1)                      other securities of the issuer that are rated;

(2)                      the issuer’s liquidity, debt structure, repayment schedules, and external credit support facilities;

(3)                      the reliability and quality of the issuer’s management;

(4)                      the length to maturity of the security and the percentage of the portfolio represented by securities of that issuer;

(5)                      the issuer’s earnings and cash flow trends;

(6)                      the issuer’s industry, the issuer’s position in its industry, and an appraisal of speculative risks which may be inherent in the industry;

(7)                      the financial strength of the issuer’s parent and its relationship with the issuer;

(8)                      the extent and reliability of credit support, including a letter of credit or third party guarantee applicable to payment of principal and interest;

(9)                      the issuer’s ability to repay its debt from cash sources or asset liquidation in the event that the issuer’s backup credit facilities are unavailable;

(10)                other factors deemed relevant by the Adviser.

APPENDIX B

Proxy Voting Policy

Voting Guidelines:  The Adviser has engaged the proxy voting advisory service, Proxy Monitor, Inc. (“Proxy Monitor”) to provide the Adviser with recommendations with respect to proxy voting decisions (the “Recommendations”).  Proxy Monitor’s proxy voting guidelines are subject to change in Proxy Monitor’s discretion, but a summary of Proxy Monitor’s voting guidelines is set forth below:

Independent Boards of Directors

•                  We support an independent board of directors. Ordinarily, we will not vote against a slate of directors simply because it fails to meet the independence standard. We will do so, however, if corporate performance, over a reasonable period of time, is unsatisfactory.

•                  We prefer that each board has an independent nominating committee. We will not ordinarily vote against a slate of directors simply because the board lacks a properly constituted nominating committee. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.

Independent Auditors

•                  We will generally support the choice of auditors recommended by the corporation’s directors, specifically by the audit committee of these directors. The instances of auditors being changed other than as a result of routine rotation will be reviewed on a case-by-case basis.

•                  A significant majority of revenues generated by the accounting firm through its relationship with the company should come from the audit function proper. Where there is no disclosure, or a breakdown of the fees and the non-audit fee is greater than the audit fee without further clarification, we will not support the re-election of the outside auditor.

•                  Where non-audit fees have been detailed, we will consider each fee on a case-by-case basis, but we will not support a renewal of the auditor on the grounds that the independence of the auditor has been compromised.

Compensation Review Process

•                  We support the establishment of an independent compensation committee. We will not ordinarily vote against a slate of directors simply because the board lacks a properly constituted compensation committee. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.

Board Size

•                  We support a board size of 5 to 16 members. We will not ordinarily vote against a slate of directors simply because the size of the board is outside the guideline. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.

Cumulative Voting

•                  We will review cumulative voting proposals on a case-by-case basis, voting for such proposals when they ensure an independent voice on an otherwise unresponsive board of directors.

Classified or Staggered Boards

•                  We prefer the annual election of all directors. We will generally not support proposals that provide for staggered terms for board members.

•                  When a proposal to adopt staggered terms for directors has been approved by a vote of shareholders, we will generally support the directors who are standing for staggered terms in those instances in which a vote for such directors is viewed to be in the financial interest of the shareholders and in conformity with the guidelines for the election of directors. We do not believe it is appropriate to vote against such directors simply as an indication of disagreement with the manner in which directors are elected.

Separation of Board and Management Roles

•                  We support the separation of board and management roles.  We will not ordinarily vote against a slate of directors where there does not exist a separation of board and management roles. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.

Director Liability and Indemnification

•                  We will generally support proposals that limit directors’ liability and provide indemnification, subject to the qualifications outlined below.

Management and Director Compensation/Stock Option Plans

•                  We assess proposed stock option plans on a case-by-case basis. We review the features of each plan together with the other aspects of total compensation and, after considering each of the issues, determine whether the plan on the whole is reasonable.

•                  We look to support stock option plans with some or all of the following features:

•                  Total potential dilution is ideally less than 5%, but in any circumstances, is less than 10%.

•                  The “burn rate”— the number of options granted in a given year expressed as a percentage of shares outstanding — is restricted to less than 1% of the shares outstanding (or 20% of the options available under the plan).

•                  There are specific performance criteria for the award of options or the vesting of options already granted.

•                  Options granted have a life of five years or less.

•                  Options do not vest immediately and vest over a period of at least 40% of the life of the options.

•                  Directors do not have the flexibility to set the terms of the options to be granted or modify the terms of options already granted.

•                  There are strict limits placed on the director’s ability to participate in the plan, in particular, that there is a specific and objective formula for the award of director options.

•                  There is not an overly strong concentration of options granted to the most senior executive(s).

•                  Form of Vehicle:  We will review the granting of stock options, stock appreciation rights, phantom shares and restricted stock on a case-by-case basis.

•                  Price:  We will generally support plans whose underlying securities are to be issued at no less than 100% of the current market value.

•                  Re-pricing:  We will not support plans that allow the board of directors to lower the exercise price of options already granted. We will not support proposals that, directly or indirectly, would reduce the exercise price of options already granted.

•                  Expiry: We will generally support plans whose options have a life of no more than five years. We will review on a case-by-case basis those plans whose options have a life of more than five years. We will generally not support “evergreen” stock option plans.

•                  Dilution:  We will generally support stock option plan amendments if the total potential dilution does not exceed 5%, and the so-called “burn rate” is less than 1% per annum.  We will review on a case-by-case basis stock option plans that provide for total potential dilution exceeding 5% but less than 10%, or where the “burn rate” exceeds 1% per annum. We will generally not support stock option plans that provide for potential dilution in excess of 10% or where the “burn rate” exceeds 2% per annum.

•                  Vesting: We will generally not support stock option plans that are 100% vested when granted.

•                  Performance Vesting: We will generally support stock option plans that link the granting of options, or the vesting of options previously granted, to specific performance targets. This is especially important for plans above the 5% potential dilution threshold.

•                  Concentration: We will generally not support stock option plans that authorize allocation of 25% or more of the available options to any one individual.

•                  Director Eligibility: We will generally support stock option plans for directors where the terms and conditions of director options are clearly defined and are reasonable.  In particular, we look for a specific and objective formula for the award of director  options. We will generally not support those plans that provide for discretionary director participation.

•                  Change in Control: We will not support stock option plans with change in control provisions if the provisions allow option holders to receive more for their options than shareholders would receive for their shares. We will not support changes in control arrangements developed in the midst of a takeover fight specifically to entrench management. We will not support the granting of options or bonuses to outside directors “in the event” of a change of control as the independence of outside directors will be compromised if they are eligible for additional severance benefits in the event of a change of control.

•                  Board Discretion: We will not support plans that give the board broad discretion in setting the terms and conditions of programs. Such programs must be submitted to shareholders with adequate detail regarding their cost, scope, frequency and schedules for exercising the options.

•                  Employee Loans: We will generally not support the corporation making loans to employees to allow employees to pay for stock or options. Excessive loans expose the company to risk as a result of potentially uncollectible debts and may inhibit the termination of employees who are in debt to the company. Executives seeking to buy stock or options should be encouraged to obtain credit from more conventional, market-rate sources, such as banks or company credit unions.

•                  Omnibus Plans: We will generally not support omnibus stock option plans (three or more types of awards in one plan). We believe that shareholders should vote on the separate components of such plans rather than be forced to consider the “take-all” approach of an omnibus collection. Although we are opposed to the concept of omnibus plans, we will review each element to determine whether the specific benefits being offered are contrary to our other guidelines in this category.

•                  Disclosure: We strongly support the expensing of foregone option premiums in a  company’s income statement, together with detailed footnote disclosure of option costs.

Director Compensation

•                  We will generally support proposals that call for a certain percentage of directors’ compensation to be in the form of common stock. We will not ordinarily vote against a slate of directors where there does not exist a practice of paying some percentage of director compensation in common stock. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.

Golden Parachutes

•                  We will review severance compensation arrangements on a case-by-case basis. We will not support “golden parachutes” that we deem to be excessive.

Shareholders Rights Plans

•                  We will review shareholder rights  plans on a case-by-case basis. We will generally not support shareholder rights plans that go beyond ensuring equal treatment of shareholders in the event of a bid, and allowing the company sufficient time to consider alternatives to a bid.

•                  We will look to support shareholder rights plans with all or substantially all of the following features:

•                  The plan provides that the minimum bid period is not longer than 50 days.

•                  The plan allows for partial bids.

•                  The plan does not authorize the board to waive the plan’s application unless the plan is waived for all other subsequent bids.

•                  The plan does not allow for the redemption of rights without shareholder ratification.

•                  The plan does not contain exemptions for private placements.

•                  The plan exempts soft lock-up agreements.

•                  The plan requires shareholder ratification at least every three years.

•                  The plan places a modest limit on the granting of any “break fees.”

Going Private Transactions, Leveraged Buyouts and Other Purchase Transactions

•                  We will evaluate going private transactions, leveraged buyouts and other purchase transactions on a case-by-case basis, but we will not support transactions that do not adequately compensate minority shareholders.

•                  Whenever a publicly traded corporation seeks to become privately owned via a “going private transaction” or a “leveraged buyout,” we will carefully evaluate the proposal to determine whether the transaction is in the long-term best economic interests of shareholders or whether it is designed mainly to further the interests of one group of stakeholders at the expense of other shareholders.  In addition to such an economic analysis, we will review the process by which the proposal was received. In this regard, we will consider whether:

•                  Other potential bidders have had an opportunity to investigate the company and make competing bids; and

•                  A valuation and/or “fairness opinion” has been obtained from a qualified and independent party, and the analysis and recommendations contained in that valuation or opinion support the proposal.

Lock-Up Arrangements

•                  While we will evaluate potential arrangements on a case-by-case basis, we will generally not support “hard” lock-up arrangements (agreements between certain shareholders to sell their shares to a potential acquiring company before a formal offer is made to other shareholders) if these arrangements serve to prevent competing bids for a corporation in a takeover situation.

“Crown Jewel” Defenses

•                  We review transactions on a case-by-case basis. We will generally not support crown jewel defenses (the selling of assets to a friendly third party to frustrate an attempted takeover) unless they are clearly in the interests of all shareholders.

Payment of Greenmail

•                  We will support proposals that seek to prevent the payment of “greenmail” to an unwanted purchaser of the corporation. We will not support the payment of “greenmail” (the payment from corporate funds of a premium price to selected shareholders (often an unwanted purchaser of a company) without the opportunity for all shareholders to participate in such a purchase program).

Fair Price Amendments

•                  We will support proposals that require a bidder for a corporation to pay every shareholder a fair price where a “fair” price is defined as the highest price paid to any shareholder under the offer.

Reincorporation

•                  We will support reincorporation proposals (a proposal to re-establish the company in a different legal jurisdiction) when management and the board can demonstrate sound financial or business reasons for the move. However, we will generally not support reincorporation proposals that are made as part of an anti-takeover defense or solely to limit directors’ liability.

Shareholders Rights Issues

•                  We will support resolutions to introduce confidential voting.

Dual Class Share Structures

•                  We support one class of shares.  We will generally not support the creation or extension of dual-class share structures.

Super-Majority Approval of Business Transactions

•                  We will review supermajority proposals on a case-by-case basis; however, we will generally not support proposals in which management seeks to increase the number of votes required on an issue above two-thirds (66.7%) of the outstanding shares.

Increase in Authorized Shares

•                  We will generally support proposals for the authorization of additional common shares provided the amount requested is necessary for sound business reasons. We will generally not support proposals that seek a 50% or more increase in authorized common shares when management does not demonstrate a specific need.

“Blank-Check” Preferred Shares

•                  We will generally not support either the authorization of, or an increase in, blank check preferred shares.

Shareholder Proposals

•                  We will evaluate shareholder proposals on a case-by-case basis. We will generally not support proposals that place arbitrary or artificial constraints on the company, its board, or management.

•                  We will review stakeholder proposals on a case-by-case basis. We will generally not support proposals that seek to alter the responsibility of the directors to supervise the management of the business of the corporation or that create a wide range of peripheral considerations the directors must take into account in evaluating a business proposal.

Voting Procedures: Under normal circumstances, the Adviser will vote proxies for the Funds in accordance with the Recommendations. Notwithstanding the foregoing, the Adviser may vote differently from the Recommendations when the Adviser believes such vote is in the best interests of the Funds and their shareholders.

Conflicts: If with respect to any proxy vote for the Funds, the Adviser is aware of a conflict between the interests of a client and the interests of the Adviser or an affiliated person of the Adviser (e.g., a portfolio company is a client or an affiliate of a client of the Adviser), the Adviser will notify the Funds of the conflict and will vote the Funds’ shares in accordance with the instructions of the Trust’s Proxy Voting Committee.

PART C:  OTHER INFORMATION

Item 23:  Exhibits.

(a)		Declaration of Trust, as supplemented. Incorporated by reference from PEA No. 13, filed November 26, 1996.
(b)		By-Laws. Incorporated by reference from PEA No. 13, filed November 26, 1996.
(c)		Instruments Defining Rights of Security Holders. Not Applicable.
(d)	(1)

Amended and Restated Investment Advisory Agreement for the Small-Cap Value Fund (previously known as the Growth Fund) dated May 31, 2007. Incorporated by reference from PEA No. 35, filed July 27, 2007.

	(2)	Amended and Restated Investment Advisory Agreement for the Balanced Fund dated May 31, 2007. Incorporated by reference from PEA No. 35, filed July 27, 2007.
(3)

Amended and Restated Investment Advisory Agreement for the Contrarian Fund (previously known as the Emerging Growth Fund) dated May 31, 2007. Incorporated by reference from PEA No. 35, filed July 27, 2007.

(e)		Underwriting Contract. Not Applicable.
(f)		Bonus or Profit Sharing Contracts. Not Applicable
(g)	(1)	Custody Agreement by and between the Registrant and UMB Bank, N.A. dated December 18, 1998). Incorporated by reference from PEA No. 30, filed August 3, 2004.
	(2)	Form of First Amendment to Custody Agreement by and between the Registrant and UMB Bank, N.A. Incorporated by reference to PEA No. 17, filed July 28, 1998.
	(3)	Custody, Recordkeeping and Administration Agreement by and between UMB Bank, N.A., CornerCap Investment Counsel, and ALPS Fund Services, Inc., dated October 30, 2006 filed herewith.
(h)	(1)(i)	Form of Operating Services Agreement for the Balanced Fund. Incorporated by reference to PEA No. 16, filed May 29, 1998.
	(1)(ii)	Form of First Amendment to Operating Services Agreement for the Balanced Fund. Incorporated by reference to PEA No. 17, filed July 28, 1998.
	(2)(i)	Form of Operating Services Agreement for the Small-Cap Value Fund (previously known as the Growth Fund). Incorporated by reference to PEA No. 17, filed July 28, 1998.
	(2)(ii)	Form of First Amendment to Operating Services Agreement for the Small-Cap Value Fund (previously known as the Growth Fund). Incorporated by reference to PEA No. 17, filed July 28, 1998.
(3)

Operating Services Agreement for the Contrarian Fund (previously known as the MicroCap Fund and prior to that the Emerging Growth Fund). Incorporated by reference to PEA No. 22, filed on March 15, 2001.

(4)(i)

Transfer Agency and Service Agreement by and among the Registrant, CornerCap Investment Counsel, Inc. and ALPS Fund Services, Inc. (previously known as ALPS Mutual Fund Services, Inc.) dated August 1, 2005. Incorporated by reference to PEA No. 34, filed July 28, 2006.

(4)(ii)

Addendum 1 dated September 1, 2006 to Transfer Agency and Service Agreement by and among the Registrant, CornerCap Investment Counsel, Inc. and ALPS Fund Services, Inc. (previously known as ALPS Mutual Fund Services, Inc.) dated August 1, 2005. Incorporated by reference to PEA No. 35, filed July 27, 2007.

(4)(iii)

Addendum 2 dated April 9, 2007 to Transfer Agency and Service Agreement by and among the Registrant, CornerCap Investment Counsel, Inc. and ALPS Fund Services, Inc. (previously known as ALPS Mutual Fund Services, Inc.) dated August 1, 2005. Incorporated by reference to PEA No. 35, filed July 27, 2007.

(4)(iv)

Delegation Amendment to Transfer Agency and Service Agreement dated August 1, 2008, by and among the Registrant, CornerCap Investment Counsel, Inc. and ALPS Fund Services, Inc. (previously known as ALPS Mutual Fund Services, Inc.) dated August 1, 2005. Filed herewith.

(5)(i)

Fund Accounting and Administration Agreement by and among the Registrant, CornerCap Investment Counsel, Inc. and ALPS Fund Services, Inc. (previously known as ALPS Mutual Fund Services, Inc.) dated August 1, 2005. Incorporated by reference to PEA No. 34, filed July 28, 2006.

(5)(ii)

Addendum No. 1 dated September 21, 2006 to Fund Accounting and Administration Agreement by and among the Registrant, CornerCap Investment Counsel, Inc. and ALPS Fund Services, Inc. (previously known as ALPS Mutual Fund Services, Inc.) dated August 1, 2005. Incorporated by reference from PEA No. 35, filed July 27, 2007.

(5)(iii)

Addendum No. 2 dated March 15, 2007 to Fund Accounting and Administration Agreement by and among the Registrant, CornerCap Investment Counsel, Inc. and ALPS Fund Services, Inc. (previously known as ALPS Mutual Fund Services, Inc.) dated August 1, 2005. Incorporated by reference from PEA No. 35, filed July 27, 2007.

(5)(iv)

Addendum No. 3 dated August 1, 2008 to Fund Accounting and Administraton Agreement by and among the Registrant, CornerCap Investment Counsel, Inc. and ALPS Fund Services, Inc. dated August 1, 2005. Filed herewith.

(6)(i)	Distribution Agreement by and between the Registrant and ALPS Distributors, Inc. dated September 30, 2005. Incorporated by reference to PEA No. 34, filed July 28, 2006.
(6)(ii)	Addendum dated March 15, 2007 to Distribution Agreement between the Registrant and ALPS Distributors, Inc., dated August 1, 2005. Incorporated by reference from PEA No. 35, filed July 27, 2007.
(7)(i)

Transfer Agent Interactive Client Services Agreement by and among the Registrant, CornerCap Investment Counsel, Inc. and ALPS Fund Services, Inc. (previously known as ALPS Mutual Fund Services, Inc.) dated August 1, 2005. Incorporated by reference to PEA No. 34, filed July 28, 2006.

(7)(ii)

Addendum No. 1 dated September 21, 2006 to Transfer Agent Interactive Client Services Agreement by and among the Registrant, CornerCap Investment Counsel, Inc. and ALPS Fund Services, Inc. (previously known as ALPS Mutual Fund Services, Inc.) dated August 1, 2005. Incorporated by reference from PEA No. 35, filed July 27, 2007.

(7)(iii)	Addendum No. 2 dated March 15, 2007 to Transfer Agent Interactive Client

Services Agreement by and among the Registrant, CornerCap Investment Counsel, Inc. and ALPS Fund Services, Inc. (previously known as ALPS Mutual Fund Services, Inc.) dated August 1, 2005. Incorporated by reference from PEA No. 35, filed July 27, 2007.

(i)		Opinion of Counsel, Incorporated by Reference to PEA No. 17, filed July 29, 1998.
(j)	(1)	Consent of Cohen Fund Audit Services, Ltd. Filed herewith.
	(2)	Power of Attorney for Trustees dated May 17, 2006. Incorporated by reference to PEA No. 34, filed July 28, 2006.
(k)		Omitted Financial Statements. Not Applicable.
(l)		Initial Capital Agreements. Not Applicable.
(m)		Rule 12b-1 Plan. Not Applicable.
(n)		Rule 18f-3 Plan. Not Applicable.
(o)		[Reserved]
(p)		Code of Ethics. Incorporated by reference to PEA No. 34, filed July 28, 2006.

Item 24.  Persons Controlled by or Under Common Control with the Fund.

None.

Item 25.  Indemnification.

Previously filed on and incorporated by reference to PEA No. 7, filed September 23, 1992.

Item 26.  Business and Other Connections of the Investment Adviser.

CornerCap Investment Counsel, Inc. (the “Adviser”) is the investment adviser of the Registrant.  For information as to the business profession, vocation or employment of a substantial nature of the Adviser, its directors and officers, reference is made to Part B of this Registration Statement and to Form ADV filed under the Investment Advisers Act of 1940 by the Adviser.

Item 27.  Principal Underwriters.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: AARP Funds, ALPS ETF Trust, ALPS Variable Insurance Trust, Ameristock Mutual Fund, Inc., AQR Funds, BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, Cook & Bynum Funds Trust, CornerCap Group of Funds, Cullen Funds, DIAMONDS Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Grail Advisors ETF Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, Index IQ ETF Trust, IndexIQ Trust,  Laudus Trust, Milestone Funds, MTB Group of Funds, Pax World Funds, PowerShares QQQ 100 Trust Series 1, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, TDX Independence Funds, Inc., W. P. Stewart Funds, Wasatch Funds, WesMark Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Edmund J. Burke	Director

Jeremy O. May	Director

Spencer Hoffman	Director

Thomas Carter	President, Director

Richard Hetzer	Executive Vice President

John C. Donaldson	Vice President, Chief Financial Officer

Diana M. Adams	Vice President, Controller, Treasurer

Robert J. Szydlowski	Vice President, Chief Technology Officer

Tané T. Tyler	Vice President, General Counsel, Secretary

Brad Swenson	Vice President, Chief Compliance Officer

Kevin J. Ireland	Vice President, Director of Institutional Sales

Mark R. Kiniry	Vice President, National Sales Director-Investments

* The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.  None of the above directors or executive officers has a position with the Registrant.

(c)ALPS Distributors, Inc. receives no compensation, underwriting discounts or commissions, compensation on redemption and repurchases or brokerage commissions from the Funds.

Item 28.  Location of Accounts and Records.

Until August 1, 2005, shareholder account records, including share ledgers, duplicate confirmation, duplicate account statements and application forms, were maintained by Fortune Fund Administration, Inc., The Peachtree, Suite 1775, 1355 Peachtree Street, NE, Atlanta, Georgia 30309, and certain accounting records of the Registrant were maintained by Fortune Fund Administration, Inc., in its capacity as accounting services agent.

Effective August 1, 2005, shareholder account records, including shares ledgers, duplicate confirmation, duplicated account statements and application forms, are maintained by the Registrant’s Transfer Agent, ALPS Fund Services, Inc. (“ALPS”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203.  Certain accounting records of the Registrant are maintained by ALPS in its capacity as Accounting Services Agent.  Blue Sky records are maintained by ALPS in its capacity as Administrator.

Actual portfolio securities and other investment assets (including cash) are maintained in the custody of the Registrant’s Custodian bank, UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64105.

Records relating to the investment of the Adviser, including research information, records relating to the placement of brokerage transactions, memoranda regarding investment recommendations for supporting and/or authorizing the purchase or sale of assets, and all other records of the Registrant required to be maintained pursuant to Section 31(a) of the 1940 Act, and Rule 31a-1 thereunder (such records include copies of the Declaration of Trust, By-Laws, minute books, original copies of all agreements, compliance records and reports, etc.) are maintained at CornerCap Investment Counsel, Inc., The Peachtree, Suite 1700, 1355 Peachtree Street, N.E., Atlanta, Georgia 30309.

Item 29.  Management Services.

Not applicable.

Item 30.  Undertakings.

Not applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 37 to be signed on its behalf by the undersigned, duly authorized, in the City of Atlanta, State of Georgia, on the 29th day of July 2009.

CornerCap Group of Funds, Registrant

By:	/s/ Thomas E. Quinn
Thomas E. Quinn, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Dated as of the 29th day of July 2009

/s/ Thomas E. Quinn
Thomas E Quinn,
Principal Executive Officer, Principal Accounting Officer, Trustee
Attorney in Fact

Richard L Boger**
Richard L Boger, Trustee

Laurin M. McSwain**
Laurin M. McSwain, Trustee

Leslie W. Gates, Trustee**
Leslie W. Gates, Trustee

Jerry W. Hufton**
Jerry W. Hufton, Trustee

**Power of Attorney